Exhibit 99.1

1 Investor Overview D e c e m b e r 1 3 , 2 0 23

Forward - looking Statements Statements made in this presentation that are not descriptions of historical facts are forward - looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties . If such risks or uncertainties materialize or such assumptions prove incorrect, our business, operating results, financial condition, and stock price could be materially negatively affected . You should not place undue reliance on such forward - looking statements, which are based on the information currently available to us and speak only as of the date of this press release . Such forward - looking statements include, but are not limited to, statements regarding our excitement and the expected growth of our business segments . Factors that could cause such actual results to differ materially from those contemplated or implied by such forward - looking statements include, without limitation, the risks described from time to time in B . Riley Financial, Inc . ’s periodic filings with the SEC, including, without limitation, the risks described in B . Riley Financial, Inc . ’s Annual Report on Form 10 - K for the year ended December 31 , 2022 under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” (as applicable) and our Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2023 , June 30 , 2023 and September 30 , 2023 . These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward - looking statements . These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward - looking statements . All information is current as of the date this presentation is published, and B . Riley Financial undertakes no duty to update this information . This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities . Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933 , as amended . Use of Non - GAAP Financial Measures 2 Certain of the information set forth herein, including operating revenues, adjusted EBITDA, operating adjusted EBITDA, and investment adjusted EBITDA, may be considered non - GAAP financial measures . B . Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company's available capital resources, the operating performance of its business and its revenues and cash flow, (i) excluding in the case of operating revenues, trading income (loss) and fair value adjustments on loans, (ii) excluding in the case of adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring charge, gain on extinguishment of loans, impairment of trade names, stock - based compensation and transaction and other expenses, (iii) excluding in the case of operating adjusted EBITDA, aforementioned adjustments for adjusted EBITDA, as well as trading income (loss) and fair value adjustments on loans, realized and unrealized gains (losses) on investments, and other investment related expenses, and (iv) in the case of investment adjusted EBITDA this includes trading income (loss) and fair value adjustments on loans and realized and unrealized gains (losses) on investments, net of other investment related expenses, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP") . In the Capital Markets segment, non - GAAP measures also include operating adjusted EBITDA, FI Spread, and CEF income, which is comprised of operating adjusted EBITDA plus revenue and expenses from Fixed Income and Committed Equity Facilities (CEF) . In addition, the Company's management uses these non - GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance, capital resources and cash flow . Non - GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non - financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies . Reconciliation of non - GAAP measures included herein to their most directly comparable GAAP measures can be found in the appendices to this presentation and on B . Riley Financial, Inc . ’s website at https : //ir . brileyfin . com/

Welcome and Agenda 27 - Year Track Record of Doing Right for Our Clients & Investors 1. Diverse & Integrated Platform of Operating Businesses 2. Proprietary Approach to Investing Across the Middle Market 3. WHAT YOU’LL HEAR TODAY 3

01 B. RILEY FINANCIAL AT - A - GLANCE

Long-Tenured Leadership



Bryant Riley
Co-founder, Chairman,
Co-CEO, B. Riley Financial



Tom Kelleher
Co-founder, Co-CEO,
B. Riley Financial



Phil Ahn
CFO and COO,
B. Riley Financial
Legacy Great American Group since 2010



Kenny Young
President, B. Riley Financial
CEO, Principal Investments since 2016
CEO, Babcock & Wilcox since 2018
Former BRF director from 2015-2016
CEO, LCC 2008-2015



Alan Forman
EVP & General Counsel
since 2015



Dan Shribman
CIO, B. Riley Financial
since 2019
President, Principal Investments
since 2018



Andy Moore
CEO,
B. Riley Securities
Legacy B. Riley & Co. since 2006



Jimmy Baker
President,
B. Riley Securities
Legacy B. Riley & Co. since 2010



Ian Ratner
Co-CEO, Advisory Services
Legacy GlassRatner since 2001



Mike Marchlik
Co-CEO, Advisory Services
Legacy Great American Appraisal since 1996



Michael Jerbich
President, B. Riley Real Estate
since 2020



Michael Mullen
CEO, B. Riley Wealth
Legacy National Holdings since 2008



Chuck Hastings
Chairman, B. Riley Wealth
Legacy B. Riley & Co. since 2013



Scott Carpenter
CEO, Retail, Wholesale &
Industrial Solutions
Legacy Great American Group since 1997



Tim Shilling
EVP, Retail, Wholesale & Industrial
Solutions
since 2021



Mikel Williams
CEO, Targus since 2016
Former director BRF 2015-2022
Former CEO, DDi Corp. 2005-2012



Ananth Veluppillai
COO, Principal Investments
(communications) since 2016



Nick Capuano
CIO, Principal Investments
(brands) since 2009

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing
B | RILEY Financial
5

Diversification through Steady and Episodic Opportunities

Diversified Platform

STEADY
- Appraisal & Valuation
- Consulting
- Wealth Management
- Communications
- Consumer Brands

EPISODIC
- Investment Banking
- Capital Markets
- Retail, Wholesale & Industrial Liquidations
- Principal Investing

COUNTER CYCLICAL
- Bankruptcy Restructuring
- Turnaround Management
- Retail, Wholesale & Industrial Liquidations

Cash Flow Utilization

- Enhance our business
- Support our clients
- Make accretive investments
- Return capital to our shareholders

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing

B | RILEY Financial 6

B. Riley Financial Overview We have purpose - built our B. Riley platform with complementary operating businesses designed to enhance each other B. Riley Wealth Full - service wealth management platform at the end of a multi - year turnaround and poised for growth in clients, AUM, and cash flow generation with multiple layers of strategic value B. Riley Securities Ideally positioned to benefit from the return of capital markets and M&A activity after two decades of consistent growth in market share Financial Consulting High growth, capital light consulting business benefitting from scale of broader platform and quickly becoming an acquiror of choice in the industry B. Riley Financial Auction & Liquidation Highly cash flow generative asset through the cycle with unique ability to source interesting opportunities for the overall platform B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 7

B. Riley Financial Overview (continued) B. Riley opportunistically employs its balance sheet as an active investor across public and private markets Brands Cash flow generative assets purchased at low multiples with potential upside on continued increases in the value of the IP Communications Our first non - financial services take - private – United Online in 2016 – began with the thesis of buying highly cash flow generative, predictable revenue at a low multiple to complement other more episodic business lines. Our communications vertical has expanded through four additional acquisitions, generating significant cash flow on limited capital investment Targus Acquired in 2022 with the view that its through - cycle stability, market position, and strong cash flow characteristics supplement B. Riley’s cash - generating communications and brand investments B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 8 Principal Investing

Market Maker in Over 1,400 Equity Securities O v e r 1,600 Appraisals Completed in 2023 Over 4,300 Retail Store Closures since 2020 $64B Underwritten Banking Transaction Value since 2020 $24B Wealth Management AUM ~400 Companies Covered by Equity Research B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 9

02 B. RILEY SECURITIES

Advisory Purpose - built to help our clients outperform throughout market cycles M&A Representation Private Markets Advisory Restructuring Advisory Brokerage B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 11 Institutional Sales & Trading Research Corporate Access Securities Lending Capital Markets Equity Capital Markets Debt Capital Markets

Expanding B. Riley Securities' ("BRS") Capabilities

1997
- Founded research-focused small-cap platform

2006-2010
- Established M&A advisory capabilities
- Completed first underwritten transaction

2016-2017
- Established Restructuring capabilities
- Expanded Capital Markets capabilities, including ATMs, & enhanced industry coverage via FBR & Co. acquisition
- Acquired retail network via Wunderlich acquisition

2020
- Led proliferation of $25 par market across industry sectors
- Created differentiated Committed Equity Facility ("CEF") product

2021
- Meaningfully grew retail network via acquisition of National Holdings
- Expanded investor universe through establishment of Financial Sponsor Group
- Added venture-stage capital raising capability via establishment of B. Riley Venture Capital to expand merchant banking framework

2022
- Expanded M&A capabilities via FocalPoint acquisition
- Added talented leadership & execution staff
- Diversified existing Capital Markets business & expanded Private Markets capabilities

2023 +
- Leverage positions of market leadership
- Deepen industry vertical expertise
- Broaden geographic presence
- Expand private credit capabilities

Built a comprehensive, differentiated platform that addresses the full spectrum of client needs

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing

B | RILEY Financial 12

Broad institutional investor reach and deep expertise across research coverage ~400 companies under equity research coverage 1,000+ institutional investors covered Market maker in 1,400+ equity securities Our annual flagship conference, industry - specific conferences, and non - deal roadshows bring together hundreds of differentiated institutional investors and small - cap companies in events throughout the country Figures noted are approximations based upon the latest available data. 60+ sales and trading professionals Institutional Brokerage & Equity Research B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 13

Leading Middle-Market Platform

Equity Capital Markets | Debt Capital Markets

Trailing 3 Years By the Numbers

~$64B
in total underwritten transaction value[1]

Led 70+
IPO and FO transactions, raising $7.0B+[2]

#1
Small-Cap Underwriter Outside "Bulge Bracket" Firms[3]

#2
Sales Agent in at-the-market offerings[4]

Led 30+
unsecured notes and preferred equity offerings, raising $3.0B+

Led 30+
private debt transactions, raising ~$3.0B

(1) Total transaction value = cumulative deal value (bookrun, lead managed, and co-managed transactions)
(2) Cumulative led transaction deal value (public IPO, FO, and convert offerings)
(3) Source: Dealogic. Pricing Date 10/1/2020 – 9/30/2023, Deal Type = IPO, FO, Rank Eligible. SEC registered. Exchange Nationality = USA. Market Cap. $100MM-$1.5B. Deal Price >= $1.00. Excludes SPAC IPOs and Healthcare transactions.
(4) Based on number of ATMs filed. 300+ ATMs over time span

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing

B | RILEY Financial 14

Case Study: Global Ship Lease, Inc. (NYSE:GSL)

BRS partnered with B. Riley Principal Investments ("BRPI") as comprehensive advisor, underwriter and investor to GSL, leveraging the RILY platform to position the company for long term success

Common Stock

September 2019
$55,120,000

GLOBAL SHIP LEASE

Common Stock
Sole Bookrunner

- BRPI principally anchored an upsized $55.2MM equity offering
- Pursuant to BRPI's principal investment, B. Riley participated as an Observer to the Board of Directors

Baby Bond & Baby Bond ATM

November 2019
$99,625,000

GLOBAL SHIP LEASE

8.00% Senior Unsecured Notes Lead Bookrunner & ATM Sole Agent

- Given the successful equity offering and strong relationship, BRS was invited as lead bookrunner on a ~$32MM senior unsecured notes offering and sole agent on a $68MM senior unsecured notes at-the-market ("ATM") offering

Preferred Stock ATM

December 2019
$75,000,000

GLOBAL SHIP LEASE

8.75% Series B Cumulative Redeemable Perpetual Preferred Stock ATM Sole Agent

- BRS served as sole agent on GSL's $75MM 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock ATM
- Both the baby bond ATM and this preferred stock ATM were implemented to ensure maximum financial flexibility for the Company

Common Stock

January 2021
$72,045,467

GLOBAL SHIP LEASE

Common Stock
Bookrunner

- BRS served as a bookrunner on the Company's ~$72M equity offering
- The equity offering supplemented the balance sheet in order to further add to their current fleet of ships

Common Stock

September 2021
$57,510,000

GLOBAL SHIP LEASE

Common Stock
Block Trade

- BRS facilitated a ~$58M block trade to sell Kelso out of their remaining holdings
- GSL's Executive Chairman purchased ~$10M of stock and the Company concurrently bought ~$10M of stock in the trade
- Removed a key overhang on the stock

Preferred Stock ATM

December 2022
$150,000,000

GLOBAL SHIP LEASE

8.75% Series B Cumulative Redeemable Perpetual Preferred Stock ATM Sole Agent

- BRS was invited as sole agent on the $150MM 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock ATM
- BRS advised the Company to refile the preferred ATM given the challenging capital issue environment

Information presented for illustration purposes only and does not represent a recommendation, solicitation or offer to buy or sell any security. Past performance is not indicative of future performance.

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing

B | RILEY Financial 15

Creating a Diversified, Comprehensive Platform



Consumer
Technology, Media & Telecom
Business Services
~40 Senior Producers(1)
Generalist

2015 Capabilities

- M&A advisory
- Burgeoning equity capital markets
- Small-cap research coverage
- Share buybacks
- Corporate access



Consumer
Business & Financial Services
Diversified Industrials
Technology, Media & Telecom
>130 Senior Producers(1)
Energy & Natural Resources
Generalist
Healthcare
Real Estate

B | RILEY Securities

2023 Capabilities

- M&A advisory
- Equity capital markets
- Research coverage
- Share buybacks
- Corporate access
- ATMs & CEFs
- Debt capital markets
- SPAC IPO & advisory
- Fixed income
- Restructuring & recapitalizations
- Private markets

(1) Producers include investment banking calling officers, sales traders and publishing research analysts

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing

B | RILEY Financial 16

Complementary M&A Advisory Practice

B. Riley Securities is a trusted advisor in M&A banking, creating value for our clients across industry verticals

Sell-Side Advisory	Buy-Side Advisory	Distressed M&A
Private Equity Exits	Platform Acquisitions for Sponsors	363 Asset Sales
Public Corp. Sales / Mergers	Add-On Acquisitions for Sponsors	UCC Article 9 Sales
Corporate Divestitures	Public. Corp. Add-Ons / Bolt-On Acquisitions	Loan Sales
Family-Owned Businesses	Management Buyouts & ESOPs	Divestiture of Non-Core Assets

- Sophisticated bulge bracket capabilities
- Hands-on boutique service model
- Strategic & longstanding industry relationships
- Senior leadership & deep sector expertise

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing
B. RILEY Financial 17

Robust Private Markets Capabilities

B. Riley Securities is uniquely positioned to solve complex capital needs across the entire capital structure

Transaction Types

Refinancings / Recaps	Growth Equity / Pre-IPO Private Placements
Leveraged Buyouts	Turnaround / Bridge Loans
Acquisition Financing	Management Buyouts
Restructurings inc. Plans of Reorganization	

Security Types

Asset Based Loans	Mezzanine Debt
Senior Secured Term Loans	Private Convertible Debt
Second Lien Loans	Private Preferred Stock
DIP Financing	Exit Financing

- Innovative, creative & flexible private capital solutions
- Seamless & efficient facilitation of transactions
- Diverse transactional experience
- Longstanding relationships with key capital providers

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing
B. RILEY Financial 18

Top Small Cap Underwriters Trailing 3 - Year 2019 (1) % Lead No. $MM Bookrunner Rank 69% 143 $7 , 711 . 1 Morgan Stanley 1 40% 134 $5,509.0 JPMorgan 2 39% 101 $4,628.8 Goldman Sachs 3 29% 104 $4 ,2 11 . 7 Citi 4 33% 97 $3,171.9 BofA Securities 5 32% 93 $3,065.0 Barclays 6 34% 91 $ 3, 0 3 4 . 7 UBS 7 28% 144 $2,854.2 Stifel 8 40% 62 $2,687.8 Credit Suisse 9 24% 104 $2,118.2 Piper Sandler 10 28% 112 $1 ,9 71 . 8 R aym on d J ames 11 6% 77 $1,682.0 RBC Capital Markets 12 12% 60 $1,607.6 Deutsche Bank 13 20% 56 $1 , 544 . 5 J e f fe r i es LL C 14 14% 44 $1 , 10 8.4 Wells Fargo 15 19% 105 $977.7 B Riley Securities 16 16% 38 $ 9 05 . 1 Wells Fargo 17 21% 47 $857.8 Stephens 18 9% 54 $7 9 5 . 1 Robert W Baird & Co 19 11% 62 $7 68.3 William Blair 20 Top Small Cap Underwriters Trailing 3 - Year 2021 (1) % Lead No. $MM Bookrunner Rank 57% 98 $4 , 740 . 1 Morgan Stanley 1 51% 90 $4 , 4 26.2 JPMorgan 2 34% 94 $3,868.5 BofA Securities 3 45% 73 $3,824.8 Goldman Sachs 4 36% 64 $2,678.8 Citi 5 35% 63 $ 2, 4 36.5 Credit Suisse 6 40% 96 $ 2 , 2 03 . 3 B Riley Securities 7 38% 61 $2,134.8 J e f fe r i es LL C 8 21% 109 $2,065.7 Stifel 9 28% 60 $1,982.4 Barclays 10 28% 54 $1,350.1 Wells Fargo 11 17% 84 $1,290.1 R aym on d J ames 12 10% 58 $1 , 0 58.0 William Blair 13 16% 37 $ 9 04 . 0 RBC Capital Markets 14 7% 41 $ 8 55 . 7 UBS 15 25% 84 $ 8 0 9.5 Roth Capital Partners 16 39% 41 $ 8 07 . 5 Oppenheimer 17 10% 29 $7 36. 7 Deutsche Bank 18 18% 39 $705.3 BMO Capital Markets 19 7% 55 $ 68 5 .0 JMP Securities LLC 20 Top Small Cap Underwriters Trailing 3 - Year 3Q23 (1) % Lead No. $MM Bookrunner Rank 60% 63 $3,452.5 JPMorgan 1 45% 76 $3,014.7 BofA Securities 2 51% 63 $2,725.8 Morgan Stanley 3 44% 50 $2,309.3 Goldman Sachs 4 44% 81 $2,216.7 B Riley Securities 5 35% 57 $1,888.4 J e f fe r i es LL C 6 18% 83 $1,574.6 Stifel 7 28% 39 $1,443.6 Barclays 8 31% 45 $1,222.1 Citi 9 15% 40 $870.8 William Blair 10 22% 37 $852.1 Wells Fargo 11 15% 53 $739.8 R aym on d J ames 12 18% 33 $729.5 RBC Capital Markets 13 30% 20 $614.7 Credit Suisse 14 30% 30 $611.6 BMO Capital Markets 15 37% 30 $593.6 Oppenheimer 16 21% 67 $592.9 Roth Capital Partners 17 14% 42 $582.9 Piper Sandler 18 7% 28 $581.1 UBS 19 21% 28 $559.8 TD Securities 20 BRS ranks in the top 5 of small - cap un d e r w r i t e r s since 2022 (1) (1) Source: Dealogic. Representative of trailing 3 - year underwritten offerings as of 12/31/19, 12/31/21 and 9/30/23, respectively. Deal Type = IPO, FO, Rank Eligible. SEC registered. Exchange Nationality = USA. Market Cap. $100MM - $1.5B. Deal Price >= $1.00. Excludes SPAC IPOs and Healthcare transactions. BRS breaks into the top 20 small - cap underwriters in 2019 (1) Market Share Ascent in Equity Capital Markets B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 19

Top Small - Cap Underwriters Trailing 12 Months (1) R ank B oo k r un ne r Deal Value ($MM) # of D e a l s # Led 1 B Riley Securities $ 44 3 . 4 17 8 2 S t if el $ 2 8 0 . 3 16 1 3 BofA Securities $ 51 3. 5 15 9 4 Roth Capital Partners $8 6. 7 15 2 5 Goldman Sachs $ 6 0 4 . 0 14 5 6 B ar c lay s $ 66 0 . 2 1 3 5 7 J ef f er ies $ 4 7 1.8 1 3 4 8 C i t i $ 3 76 . 8 12 6 9 J P M o r g a n $74 0 . 6 11 8 10 Raymond James $ 16 2. 3 11 1 11 Truist Financial Corp $ 111. 6 11 0 12 Morgan Stanley $ 3 67. 9 1 0 5 13 RBC Capital Markets $ 2 0 2. 9 1 0 2 14 T D C owe n $ 19 8 . 0 1 0 4 15 Piper Sandler $ 11 0 . 6 9 0 16 BMO Capital Markets $8 7. 6 8 3 17 K ey B an c $ 7 5 . 7 8 0 18 William Blair $ 16 7 . 1 7 1 19 U B S $ 1 0 7 . 1 6 2 20 O pp en h ei m er $80 . 7 5 1 Purpose - Built Capabilities to Capture Current Market Tailwinds Pent - up Dem a n d Positive Macro Backdrop $406B+ of pending debt maturities of Russell 2000 companies in the next 3 years (2) Significant looming secondary supply Equity capital markets expected to accelerate with a healthy pipeline in 2024 Leader in Opportunistic Access to Capital Markets BRS has led small - cap underwriters in a challenging market environment and is poised to capitalize on multiple anticipated growth drivers over the next several years (1) Source: Dealogic. Pricing Date 10/1/2022 – 9/30/2023, Deal Type = FO, Rank Eligible. SEC registered. Exchange Nationality = USA. Market Cap. $100MM - $1.5B. Deal Price >= $1.00. Excludes Healthcare transactions. (2) Source: CapitalIQ. Representative of Russell 2000 companies as of 6/30/23 with debt maturities between 1/1/2024 and 12/31/2026. BofA Securities B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 20 $ 4 9 0 . 1 14 9 Top Small - Cap Follow - On Underwriters Trailing 12 Months (1) # Led # of D ea l s Deal Value ($MM) Bookrunner Rank 8 17 $443.4 B Riley Securities Inc 1 2 5 13 $530.6 Goldman Sachs 3 4 13 $471.8 Jefferies 4 1 13 $178.0 Stifel 5 5 11 $558.7 Barclays 6 6 11 $342.6 Citi 7 8 10 $667.2 JPMorgan 8 5 10 $367.9 Morgan Stanley 9 4 10 $198.0 TD Securities 10 2 9 $189.1 RBC Capital Markets 11 0 9 $85.5 Truist Financial Corp 12 0 8 $98.3 Piper Sandler 13 1 8 $86.8 Raymond James 14 0 8 $75.7 KeyBanc 15 1 7 $167.1 William Blair 16 3 7 $80.6 BMO Capital Markets 17 2 6 $107.1 UBS 18 1 5 $80.7 Oppenheimer 19 0 3 $73.6 Evercore Inc 20

B. Riley Securities Financial Results (incl. CEF-related)

Operating Revenue, FI Spread, and CEF Revenue* ($MM)



$592
$573
$209B
$404
$330
$333
$366
$319
$301
$124B
Average: $69B(2)
$29B
$21B
2020
2021
2022
9/30/23 LTM
Operating Revenue
Fixed Income Spread & CEF Revenue
Small-Cap Equity Issuance(1)
Avg. 10-Year Small-Cap Equity Issuance(2)

Operating Adj. EBITDA, FI Spread, and CEF Income* ($MM)



$287
$122
$272
$72
$84
$111
$52
$50
2020
2021
2022
9/30/23 LTM
Operating Adjusted EBITDA
Fixed Income Spread & CEF Income

B. Riley Securities continues to grow market share and is well positioned to capitalize on a resurgence of small-cap equity issuances in 2024 and beyond

*Operating Revenue, Operating Adjusted EBITDA, Fixed Income Spread and Committed Equity Facility Revenue / Income are Non-GAAP financial metrics. Please see appendix for a reconciliation to GAAP.
Total Operating Revenue and Total Operating Adjusted EBITDA include Fixed Income Spread and CEF Revenue / Income.
(1) Source: Dealogic. Deal Type = IPO, FO, Rank Eligible. SEC registered. Exchange Nationality = USA. Market Cap. $100MM-$1.5B.
(2) Source: Dealogic. Deal Type = IPO, FO, Rank Eligible. SEC registered. Exchange Nationality = USA. Market Cap. $100MM-$1.5B. Representative of average annual deal value between 10/01/2013 and 9/30/2023

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing

B | RILEY Financial 21

03 FINANCIAL CONSULTING

Financial Consulting Overview

Bringing Clarity to Complex Business Challenges

- Provide clients a full continuum of specialty financial advisory services and solutions
- Unprecedented combination of highly specialized capabilities and seasoned professionals with deep industry expertise
- Trusted partner to attorneys, lenders, private equity sponsors, and companies, helping to resolve critical matters at all stages of a company's business life cycle
  - National go-to firm for valuation and appraisal services for the asset-based lending community
  - Forensic accounting and litigation support for bet-the-company, big ticket litigation
  - Restructuring and turnaround services for complex and high-profile matters from Wall Street to Main Street
- Immense opportunity for continued organic growth within the consulting service practice and broader B. Riley Financial

Primary Service Lines

Appraisal & Valuation	Compliance, Risk & Resilience	Forensic Accounting & Litigation Support	Operations Management	Restructuring & Turnaround Management	Transaction Support (including QoE)	Real Estate	Interim Management & Executive Search

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing
B | RILEY Financial 23

Financial Consulting Services Continuum

Appraisal & Valuation

- Business & Securities
- Fixed Asset Advisory Services
- Intangible Assets
- Inventory
- Machinery & Equipment
- Tax
- Real Estate

Restructuring & Turnaround Management

- Chapter 11 & 7 Trustee
- Chief Restructuring Officer
- Fiduciary Services / Receiverships
- Financial Advisor to Creditors Committees
- Financial Advisor to Debtors
- Financial & Operational Restructuring
- Lender Advisory Services
- Liquidating Agent/Plan Administrator
- Out-of-Court Debt Restructurings
- Turnaround & Interim Management

Compliance, Risk & Resilience

- Cybersecurity Compliance and Risk Management
- Enterprise Risk Management
- Operational Continuity & Resilience
- IT Disaster Recovery
- Enterprise Crisis Management

Operations Management

- Operational Diligence for Acquisition
- Organization Development
- Operational Turnaround & Interim Management
- Supply Chain Development & Consolidation
- Manufacturing Efficiency, Improvement, & Cost Reduction Implementation
- Product Launches

Forensic Accounting & Litigation Support

- Bankruptcy Litigation & Avoidance Actions
- Complex Commercial Litigation
- Contract Disputes
- Data Analytics
- Expert Witness Testimony
- Franchise Disputes
- Fraud & Forensic Investigations
- IP Litigation
- Lost Profits & Commercial Damages
- Post M&A Disputes
- Valuation Disputes

Transaction Support

- Due Diligence
- Quality of Earnings and Cash Flow
- Fairness Opinions
- Solvency Opinions
- Purchase Price Allocation

Real Estate

- Traditional Property Sales Brokerage
- Sale-Leaseback Transaction Services
- Bankruptcy & Out-of-Court Lease Restructuring, Renewals, & Extensions
- Lease Terminations & Subleasing
- Strategic Portfolio Planning & Optimization
- Debt, Equity, Structured Finance Solutions
- DIP Financing
- Property Acquisition & Redevelopment

Executive Search

- Executive & Leadership Search
- Interim Management
- Fractional Executives
- Executive Coaching

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing

B. RILEY Financial 24

Platform Built through Organic and Inorganic Growth

2014

Acquired Appraisal Division through merger with Great American Group

2018

Acquired GlassRatner, a leading national financial advisory services firm focused on Bankruptcy & Turnaround Management, Forensic Accounting and Litigation Support, and Financial Due Diligence

2020-2022

- Formed dedicated Real Estate brokerage and advisory division, focused on distressed real estate
- Added Alderney Advisors, an Automotive Restructuring firm, establishing a Detroit restructuring office
- Added Operations Management practice through acquisition of Anchor Resource Management
- Established Mexico presence; enhanced LatAm, xBorder, and South Florida practices
- Established Compliance, Risk, & Resilience consulting practice in 2021
- Achieved record revenue in the Appraisal Division in 2022

2023

- Acquired corporate division of Farber, establishing foothold in Canadian restructuring market and adding Executive Search practice
- Acquired Anderson Bauman Tourtellot Vos (ABTV), expanding market leadership in Southeast/N. Carolina
- Acquired Crawford & Winiarski (C&W), expanding forensic consulting in Detroit/Midwest

2024+

- Expand Interim Management & Executive Search
- Strong Corporate Bankruptcy Outlook
- Continue to Deepen Industry Vertical Expertise

Immense opportunity for continued organic growth within the consulting service practice and the larger B. Riley Financial platform

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing

B | RILEY Financial 25

Leading Restructuring Advisor – Representative Assignments

AUGUST 2023 Debtor's Exclusive Real Estate Advisor United Furniture Industries $65M Bankruptcy Sale 15-Property Portfolio (626.5 AC / ~5.0M SF)	JULY 2023 Chief Restructuring Officer Meridian Restaurants Unlimited, L.C. Burger King Franchisee (93 Restaurants)	JULY 2023 Chief Restructuring Officer Nightingale Properties Real Estate Development	MAY 2023 Financial Advisor to the Official Committee of Unsecured Creditors PiLL CLUB Healthcare Technology Company Providing Online Prescriptions and Medical Services For Women	MAY 2023 Chief Restructuring Officer Kalera Multi-Location Indoor Vertical Farming Grower/Distributor	APRIL 2023 Financial Advisor to the Official Committee of Unsecured Creditors The Harborside 429-Bed Long Island Continuing Care Retirement Community
MARCH 2023 Chief Restructuring Officer Leading Life Senior Living, Inc. Two 45 Unit Assisted Living Memory Care Facilities	FEBRUARY 2023 Financial Advisor to Debtor VolunteerEnergy Retail Energy Provider	DECEMBER 2022 Financial Advisor to the Respirator Committee Aearo Technologies 3M Subsidiary Involved in Mass Tort Litigation Related to Defective Products	MAY 2022 Chief Restructuring Officer Millenia Products Group Tier 1 Automotive, Aerospace and DOD Supplier	APRIL 2022 Financial Advisor to Company Trekker Group Construction Equipment Rental and Sales	MARCH 2022 Financial Advisor to the Debtor The Buckingham 495 Unit Houston-Based Continuing Care Retirement Community
JANUARY 2022 Financial and Operations Advisor CJ Automotive Tier 1 Automotive Supplier	DECEMBER 2021 Chief Liquidating Officer Creative Tier 2 Automotive Supplier	DECEMBER 2021 Chief Restructuring Officer Trekker Group Equipment Sales and Rental	OCTOBER 2021 Financial Advisor to the Company in Connection with a Sale to Quikrete, Inc. Quality Block Co., Inc. Leading Manufacturer of Concrete Blocks and Masonry Supplies in the Southwest	OCTOBER 2021 Chief Restructuring Officer Tahoe Joe's Famous Steakhouse Sale of Tahoe Joe's Steak Houses	OCTOBER 2021 Financial Advisor to Senior Secured Creditor Express Grain Multi-Site Grain Elevator with Soybean Crush

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B. RILEY Financial 26

Steady Monthly Adds Large Cumulative Base of Long - Dated Matters Note: Engagements represent period 7/1/20 - 11/30/23 0 Jul '20 Jan '21 Jul '21 5 00 1 ,000 2 ,000 1 ,5 00 2 ,5 00 3 ,0 0 0 3 ,5 00 Jan '22 Jul '22 Jan '23 Jul '23 Cumulative Conflict Checks Cumulative New Matters The life of matters often extend well beyond one or two years, enabling our business to grow “on” itself ▪ Average monthly conflict checks: 79 ▪ Average monthly new matters: 43 ▪ Near - daily referrals from other B. Riley divisions ▪ Total conflict checks over period: 3,200+ ▪ Total new matters over period: 1,700+ Building Large Cumulative Base of Business Our specialty consulting business, legacy GlassRatner, has grown revenues in every year since 2001 inception B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 27 Consulting Engagements (excl. Appraisal & Real Estate)

Dedicated Valuation Experts Across Industries, Disciplines

Complete Valuation Practice – Market Leader in ABL Space

$120B+
Assets appraised annually

1,600+
Valuation assignments completed in 2023

1,100+
Unique clients under engagement/year

110MM+
Square feet inspected in 2022

~67%
of appraisal engagements are repeat customers

Trusted Provider to the Largest, Most Active ABL Lenders

Wells Fargo, Deutsche Bank, Citi, Goldman Sachs, Barclays, PNC, BMO, Bank of America, J.P. Morgan

- Inventory
- Machinery & Equipment
- Business Valuation
- Intangible Assets
- Financial Reporting
- Real Estate
- Tax
- Field Exam

Figures noted are approximations based upon the latest available data.

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B. RILEY Financial 28

• One - stop shop for clients, bundling appraisals with services across the B. Riley platform, including financial restructuring, operational improvement, liquidation services, and investment banking • Deep roster of long - tenured industry experts, allowing for true specialization • Trusted provider to blue chip client base on their largest, most critical deals • Engine and beneficiary of near - daily business referrals within the B. Riley ecosystem • Non - cyclical demand for appraisal services drives steady financial performance • Poised to capitalize on current long - term market trends toward direct - and asset - based lending • Supplementing core inventory and machinery appraisal business with expanded capabilities in field exams and corporate valuation services, including business valuation, financial reporting, intangible assets, and real estate valuation Market Leadership in Appraisal Services Drives Steady, Predictable Cash Flows Appraisal Business Highlights B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 29

Diversified Real Estate Advisory Practice

- Formed in 2020 in relation to asset disposition assignments and opportunities
- Services a broad range of clients and provides our platform with internal real estate expertise
- Expanded into property sales & dispositions, sale-leasebacks, lease restructuring, acquisitions, debt capital markets, and real estate advisory, executing on progressively larger engagements since inception
- To date has realized/under LOI $2.0B+ in property sales/financing and generated $250MM+ in client lease savings

AUGUST 2023
RUMBLEON
Real Estate Advisor to the Company



$49MM Sale-Leaseback
8-Dealership Portfolio
(23.4 Acres / ~208,000 SF)

AUGUST 2023
UNITED FURNITURE (UFI)
Debtor's Exclusive Real Estate Advisor



$65MM Bankruptcy Sale
15-Property Portfolio
(626.5 AC / ~5.0M SF)

AUGUST 2022
VVF, LTD.
Real Estate Advisor to the Company



Manufacturing Portfolio
Sale-Leaseback
Two Facilities / 1.1MM SF

AUGUST 2022
BADCOCK FURNITURE
Real Estate Advisor to the Company



$268MM Sale-Leaseback
42-Property Portfolio
Retail / DC / Office

DECEMBER 2021
MIDTOWN APARTMENTS
Debtor's Exclusive Real Estate Advisor



$104MM Bankruptcy Sale
310-Unit Student Housing Development

JANUARY 2021
JCPENNEY
Debtor's Exclusive Real Estate Advisor


JCPenney

Lease Portfolio Restructuring & Sales
400+ Department Store Portfolio
$160MM in Lease Savings Secured

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B | RILEY Financial 30

$ 1 9 . 4 $ 2 5 . 4 $ 2 0 . 2 $ 2 1 .0 2 0 1 9 9/30/23 LTM 2 0 20 2 0 21 2 0 22 Total Financial Consulting R e v e n u e ( $ MM) A d j . E B I T D A * ( $ MM ) • Our Financial Consulting platform has been built for approximately $50MM of invested capital • Expect material organic revenue growth with strong margins for the foreseeable future • Many opportunities for low - cost tuck - in acquisitions throughout our service lines *Adjusted EBITDA is a Non - GAAP financial metric. Please see appendix for a reconciliation to GAAP. 2 7 . 7% 2 1 .4% 2 1 . 3% 26.5% $ 3 1 . 6 % m a r g i n 37.5 45.0 5 1 .0 5 0 .4 64.8 38.8 37.3 37.8 40.2 48.5 9.3 5 .5 7.9 5.7 $ 7 6 . 3 $ 9 1 . 6 $ 9 4 . 3 $9 8 . 5 $119.0 2 0 1 9 2020 A d v i s o r y 2021 Appraisal 2022 Real Estate 9/30/23 LTM 25 . 4 % Financial Consulting Financial Results B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 31

04 AUCTION AND LIQUIDATION

• Retail store closing services for two distinct client types: o Distressed – restructuring or going out of business o Healthy – closing a small number of stores due to lease expirations, relocations, or profitability issues • Inventory sold onsite using a progressive discounting strategy to maximize liquidations • Also provide a small number of clients with store set up services or “clean out” services • Auction or orderly liquidation services for: o Industrial plants that are closing o Industrial clients who are liquidating equipment • Wholesale solutions to retailers and manufacturers with excess inventory • Complements Retail Solutions business through sale of distribution centers and corporate headquarters Retail Wholesale & Industrial On average, B. Riley Retail Solutions closes 2,000 stores and liquidates over $2B in retail inventory per year B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 33 Retail, Wholesale & Industrial Solutions Overview

Representative Client Engagements Since Inception Figures noted are approximations based upon the latest available data. Over $5.5B Total value of assets liquidated since 2020 Over 4,300 S tore closures conducted since 2020 Over $47B Retail inventory liquidated since inception Leading Operator of Large - Scale Retail Liquidations B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 34

Liquidation Process Overview

	Deal Origination	Deal Analysis & Proposal	Store Liquidation
DESCRIPTION	▪ Relationships with all leading retailers and retailer service providers ▪ Relationships with every major bank, bankruptcy law firm, and restructuring firm ▪ Bankruptcy, M&A, and restructurings drive demand	▪ On-site diligence – stores, inventory, FF&E ▪ Analyze by SKU ▪ Develop sales, four wall costs, shrinkage, and timeline estimates ▪ Prepare proposal based on price guarantee or commission-based fee	▪ Take operating control on-site in the closing locations ▪ Deploy deal team ▪ Initiate merchandising strategy to maximize sales ▪ Control shrinkage/expenses
TIMING	▪ Ongoing	▪ 2 to 4 weeks	▪ 8 to 12 weeks
ADVANTAGES	▪ Strong relationships with key decision makers ▪ Market leadership, national presence and established reputation ▪ Banking and restructuring relationships and proprietary liquidation database ▪ Referrals from other B. Riley divisions	▪ Proposal estimates based on years of experience and transactional data ▪ Rigorous underwriting review limits risk of overbidding ▪ Recognized for robust diligence practices	▪ Network of field consultants with ability to rapidly respond to large transactions ▪ Ability to adjust merchandise and advertising strategy real-time ▪ Proven track record of execution, client satisfaction, and profitability

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35

Liquidation Business Highlights

Market leading liquidation practice; success begets success



- B. Riley Retail, Wholesale & Industrial Solutions is a longstanding market leader
  - 50 years of operations, having helped to pioneer the retail liquidation industry as legacy Great American Group
  - Thousands of liquidations and auctions completed across every retail category and most industrial sectors
  - Proprietary database of liquidation values by SKU, geography, season, etc., built through decades of actual liquidation results
  - 200+ consultants ready for nationwide deployment, supporting lean core team of ~18 professionals
- Poised to maintain and grow market leadership
  - Mature industry with limited number of direct competitors providing third-party liquidation services
  - Information edge, using extensive dataset of historical liquidation recoveries to calibrate bids
  - Sector expertise earned through thousands of completed transactions
  - Agile, where speed is paramount to winning engagements and maximizing client recovery outcomes
  - When desired, B. Riley Financial can use its balance sheet to win guarantee-type transactions

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing

B | RILEY Financial 36

Engagements Update

	Completed or In Progress		Pipeline
North America Retail	• Bed Bath & Beyond (773 stores) • Sears Hometown (115 stores) • Independent Pet Partners (36 stores) • Z Gallerie (21 stores) • Nordstrom Canada (13 stores) • Macy's (5 stores)	• Banana Republic (6 stores) • Office Depot (14 stores) • JCPenney (3 stores) • Petsense (1 store) • HYLETE (eCommerce)	• Robust activity after a quiet 2022, due in part to COVID stimulus money • Bidding on 6 active projects • Actively pursuing 9 companies

International Retail	• Ara Shoes / Salamander (144 stores)
	  ○ 85 in Germany
	  ○ 36 in Austria
	  ○ 13 in Hungary
	  ○ 10 in The Czech Republic
		• GameStop (91 stores)
		  ○ 55 in Germany
		  ○ 36 in Ireland
		• HALLHUBER (183 stores in Germany)
		• Depot (230 stores in Germany)
			• Bidding on 5 active projects in Europe and 1 in Australia
			• Actively pursuing 3 companies in Europe and 3 companies in Australia

Wholesale & Industrial	• Ames True Temper • Hello Landing • F&M Tool & Plastics	• Rio Tinto • TORXX Kinetic Pulverizer (Canada)	• Activity is accelerating after a quiet 2022 • Bidding on 6 active projects • Actively pursuing 6 companies

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B RILEY Financial 37

Auction and Liquidation Financial Results R e v e n u e ( $ MM) $ 88 . 8 $ 7 3 . 5 $ 7 4 . 1 $ 1 53 . 6 2 0 20 2 0 21 2 0 22 9/30/23 LTM A d j . E B I T D A * ( $ MM ) $ 2 7 . 5 $9 .1 $14.4 $ 3 6 .0 2 0 20 2 0 21 2 0 22 9/30/23 LTM Highly cash flow generative asset through the cycle with unique ability to source interesting opportunities for the overall platform Average $ 2 1 . 8 MM 30% to 40% win rate on all projects bid, with 99% of completed projects profitable *Adjusted EBITDA is a Non - GAAP financial metric. Please see appendix for a reconciliation to GAAP. B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 38

Synergistic Platform

- Liquidation referrals from B. Riley Securities, Appraisal, Restructuring, Real Estate, and Principal Investments
- Appraisal business benefits from liquidation knowledge
- Liquidation business benefits from appraisal knowledge
- Retail liquidations often generate Wholesale & Industrial liquidation opportunities
- Platform synergies also flow into our international markets in Canada, Europe, and Australia



Retail Liquidations
and Auctions
Appraisal
Restructuring
Real Estate
Investment Banking
Principal Investments
Brands

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B | RILEY Financial 39

05 B. RILEY WEALTH

B. Riley Wealth Overview

Flexible, advisor-centric platform built to provide holistic financial advice to high-net-worth clients

Headcount:
600+ affiliated professionals, including 400+ financial advisors

Advisor Composition:
60% 1099
40% W2 employees

Client Assets: $24B
Custodied at Fidelity and Wells Fargo

Client Accounts: ~100,000

125 Locations across 28 states and DC



Wealth Footprint
Locations
Key Offices

Statistics as of 9/30/23

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Full-Service Wealth Management Business

Comprehensive financial planning, investment advisory, portfolio management, and tax preparation services to individuals and corporations

Service Lines

Advisory	SEC-registered Investment Adviser Holistic wealth management and financial planning for clients in exchange for a fee charged on the client's AUM
Brokerage	FINRA-registered Broker/Dealer Facilitate client trading in equity and debt securities, options, mutual funds, ETFs, and alternative products
Tax & Accounting	Dedicated tax and accounting professionals provide tax planning and preparation, bookkeeping, and other accounting services
Insurance	Variable and fixed insurance offerings

9M23 Revenue Composition



Other
11%
Insurance
8%
Tax & Accounting
6%
37%
Advisory
38%
Brokerage

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Building the "New" B. Riley Wealth

Building the "New" B. Riley Wealth: Best-in-class platform with industry-leading technology providers and custodial partners

- 2017 – Acquired Wunderlich Securities
- 2018 – Rebranded as B. Riley Wealth Management
- 2019
- 2020
- 2021 – Acquired National Holdings
- 2022 – Legacy National Securities (b/d) closes
- 2023 – "New" B. Riley Wealth

2017	2023
200 FAs	400+ FAs
$11B AUM	$24B AUM
25 Locations	125 Locations
37K Accounts	100K Accounts

Key Attributes of "New" B. Riley Wealth

- Balanced mix of W2 and independent advisors
- Advisors benefit from proprietary access to ancillary services offered by B. Riley Financial, including appraisal, real estate, and advisory services and products offered by B. Riley Securities and B. Riley Venture Capital
- Provides wealth, tax, and insurance services to clients of other business verticals
- 60% of overall revenue is recurring[1]
- Lowered monthly operating expenses
- Improved technology, customer service, and support

(1) Represents the 9M23 period. Recurring revenue defined as advisory revenue, tax revenue, mutual fund trails, insurance trails, rebate revenue, interest sharing revenue, and other miscellaneous account fees generated by the platform.

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Headcount $148.9 $ 7 3 .1 $ 3 8 2 .0 $234.3 5 1% 33% 55% 6 0% 2 0 20 2021 Revenue 2 0 22 9 M23 % Recurring Revenue ($MM) 177 690 449 4 2 8 103 523 222 212 2 8 0 1 , 2 13 6 7 1 6 4 0 2 0 20 2 0 21 2 0 22 Financial Advisors 9 / 3 0 /2 3 Other B. Riley Wealth with $24B of AUM is ready to return to growth and is capable of generating 10% Adj. EBITDA margins Adj. EBITDA* ($MM) $ 5 . 9 $ 22 . 1 $ 6 .2 2 0 20 9 M23 ( $ 1 0. 0 ) 2021 2022 Adj. EBITDA A c qu i r e d National Holdings Feb 2021 Recurring revenue now covers ~70% of Adj. EBITDA breakeven Upside when capital markets activity i m p ro v e s Executed integration playbook, emphasizing recurring revenue and removing $30MM of indirect expenses. $195.1 LTM *Adjusted EBITDA is a Non - GAAP financial metric. Please see appendix for a reconciliation to GAAP. LTM refers to twelve months ended 9/30/23 Wealth Financial Results B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 44

06 COMMUNICATIONS

44.4 40.2 35.4 33.1 14.4 14.8 10.0 20.8 $ 44. 4 $ 3 9 . 3 $ 5 9 . 8 $ 6 8 .7 2020 2021 UO L + m a g i c Ja c k M a r c o ni 2022 9/30/23 LTM Lingo + Bullseye A d j . E B I T D A * ( $ MM ) Cumulative Adj. EBITDA* E n t r y EV E n t r y Date $135+ $43.3 Jul ’16 United Online (“UOL”) 135+ 88.9 Nov ’18 magicJack 25 26.1 Oct ’21 Marconi 20+ 120.4 Jun ‘22 Lingo + Bullseye I n v e s t m e n t M e t r i c s ( $ MM ) Portfolio of mature B2C and growth B2B telecom assets that have generated cumulative Adj. EBITDA* in excess of entry enterprise value. *Adjusted EBITDA is a Non - GAAP financial metric. Please see appendix for a reconciliation to GAAP. Entry enterprise value defined as total consideration less net cash received at close. Cumulative Adj. EBITDA defined as the total Adj. EBITDA each asset has generated since its acquisition by B. Riley. Cumulative Adj. EBITDA for United Online and magicJack exclude overhead at B. Riley Financial. (1) 2021 includes Marconi Adj. EBITDA of ($0.9MM) (1) Communications Financial Results B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 46

Communications Portfolio

Operationally Focused Control Investments Offer Free Cash Flow

$32MM
Segment Revenue FY 2016

United Online
July 2016
Internet access provider; Provides email, broadband, DSL and dial-up services under the NetZero and Juno brands.

magicJack
Nov 2018
Voice over Internet Protocol (VoIP) phone service provider.

Provides subscription services and devices to consumers and small businesses.

Marconi Wireless
Oct 2021
Mobile virtual network operator (MVNO).

Provides mobile services, including voice, text, and data services and devices to consumers.

Lingo
May 2022
Global unified communications (UC) and managed service provider.

Provides IP-based Cloud voice, data and other UC technologies to small-to-medium sized businesses (SMBs) and consumers.

BullsEye Telecom
Aug 2022
Award-winning single source communications and cloud technology provider.

Provides unified communications to SMB and Enterprise markets.

Lingo acquired BullsEye Telecom in August 2022.

$344MM
Segment Revenue LTM Sep 2023

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B. RILEY Financial 47

Communications Overview

Mature B2C Telecom

UNITED ONLINE magicJack Marconi

- Provider of paid mail, internet, voice over IP (VoIP), and mobile communication services to consumers
- Predictable net subscriber decline
- Adj. EBITDA* margins 40%+ with de minimis capex
- On ~$160MM of entry enterprise value, these assets have generated ~$300MM in cumulative Adj. EBITDA*
- Expect meaningful cash distributions to continue over the next 5+ years

Growth B2B Telecom

Lingo® Cloud. Communications. Connectivity. bullseye

- Re-seller of voice, VoIP, broadband, security, and collaboration tools like Microsoft Teams, under a single billing solution across all locations for Enterprise and Small-Medium businesses in the US
- $200MM+ of annual revenue with stable to moderate growth
- Platform for rolling up smaller UCaaS assets with significant synergies

*Adjusted EBITDA is a Non-GAAP financial metric. Please see appendix for a reconciliation to GAAP.
Entry enterprise value defined as total consideration less net cash received at close. Cumulative Adj. EBITDA for United Online and magicJack exclude overhead at B. Riley Financial.

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0 7 T A R GUS

▪ Acquired Targus in October 2022 ▪ Leading brand share in key product categories in the U.S. and abroad ▪ Serves Fortune 1000 companies with global footprint in 100 countries 1 00 % ownership B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 50 • B. Riley acquired Targus in October 2022, attracted to its stability, market position, and strong FCF characteristics • Targus is the world’s largest non - OEM independent provider of carrying cases and docks, and a market leader in other accessories for laptops and tablets • Well positioned to serve the office, home, and mobile workforce of the future o Multiple robust distribution channels (wholesale, retail, OEM, and ecommerce) o Extensive and high - quality supply chain • We expect Targus to return to normalized financial performance o Demand rose in 2021 and 2022 as work - from - home movement elevated Targus products to long - term workforce productivity staples o Demand cooled in 1H2023, with overall PC market shipments down 30% YoY o We believe Targus is well positioned to benefit from a renewed purchasing cycle driven by aging hardware and demand for next generation technology o Industry appears to be at the early stages of a recovery Targus Overview

R e v e n u e ( $ MM) 330.9 9 . 9 77.8 257 . 0 $ 33 0.7 $ 35 3. 6 $ 40 8 .8 $ 2 66 . 9 2 0 20 2 0 21 A d j . E B I T D A * ( $ MM ) 2022 9/30/23 LTM Pre - B. Riley acquisition on 10/18/22 Well positioned to capitalize on market recovery, driving a return to normalized financial performance *Adjusted EBITDA is a Non - GAAP financial metric. Please see appendix for a reconciliation to GAAP. Revenue and Adj. EBITDA for periods prior to acquisition by B. Riley are as prepared by Targus, shown to communicate underlying business trends, not for reconciliation to B. Riley Financial consolidated financials. 2020 and 2021 are shown pro forma for Targus’ May 2021 acquisition of Hyper. 2022 includes 1/1/22 - 10/17/22 under prior ownership, during which Targus generated $330.9MM in revenue and $40.9MM in Adj. EBITDA. Subsequent to its acquisition by B. Riley on 10/18/22, Targus generated $77.8MM in revenue and $10.7MM in Adj. EBITDA for the period 10/18/22 – 12/31/22. 9/30/23 LTM includes 10/1/22 - 10/17/22 under prior ownership, during which Targus generated $9.9MM in revenue and ($0.4)MM in Adj. EBITDA. Subsequent to its acquisition by B. Riley on 10/18/22, Targus generated $257.0MM in revenue and $14.0MM in Adj. EBITDA for the period 10/18/22 – 9/30/23. 40.9 10.7 14.0 (0.4) $ 4 1 .7 $ 3 7 . 0 $ 5 1 . 6 $ 1 3 .7 2 0 20 2 0 21 2 0 22 9/30/23 LTM B. Riley ownership Prior to acquisition 10/18/22 Prior to acquisition 10/18/22 Targus Financial Results B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 51

08 B RAN D S

Brands Overview

- Our operating partner, Bluestar Alliance, licenses the use of these brands to a wide base of apparel manufacturers, each of whom focuses on a particular category of goods and pays a royalty based on their wholesale revenue. The licensees agree to multi-year contracts and pay a guaranteed minimum royalty ("GMR") to hold the right to their segment.
- Operating expenses for this unit are very low and often > 80% of the royalty income flows to EBITDA for distribution to shareholders

2019		2020	2023
Nanette, Catherine Malandrino, joan vass, Limited Too, English Laundry, kensie girl	Hurley	Justice	Scotch & Soda

2019

Six Brands

October 2019
$116MM invested
80% owned

- Purchased the IP from the prior owner and operator, Bluestar Alliance.
- These brands are mature, relatively steady, and sold through full- and off-price B&M channels.

Hurley

October 2019
$67.5MM invested
43% owned

- Purchased as a divestiture from Nike.
- Since late 2019 it has nearly completely repaid our invested capital.

2020

Justice

November 2020
$30MM invested
41% owned

- Purchased during Ascena Retail Group's bankruptcy.
- Since late 2020 has returned approximately two thirds of our invested capital.

2023

Scotch and Soda

March 2023
$12MM invested
10% owned

- Purchased out of its own bankruptcy process in the Netherlands.
- In less than a year of ownership, has returned over a quarter of our invested capital.

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B. RILEY Financial 53

Net Inv e s t m e n t (1) Cumulative Di s t r ib u t io n s Investment Ownership E n t r y Date $67.8 $48.2 $116.0 80.0% Oct ’19 Six Brands 0.5 67.0 67.5 42.9% Oct ’19 Hurley 10.1 19.9 30.0 40.9% Nov ’20 Justice 8.7 3.3 12.0 10.3% Mar ’23 Scotch & Soda $87.1 $138.4 $225.5 Total 10.7 12.8 1 2 .8 1 2 .2 18.7 13.1 18.0 22.1 2.8 10.0 9.8 $3.3 $ 2 9 . 4 $ 2 8 . 6 $ 4 0 . 8 $4 7 . 5 2020 Six Brands 2021 H u r l e y 2 0 22 Justice 9/30/23 LTM Scotch & Soda I n v e s t m e n t M e t r i c s ( $ MM ) Distributions ($MM) Brands portfolio is owned for net investment of ~1.8x LTM distributions, with ~60% of investment returned Distributions represent cash wired from the joint ventures to B. Riley. Distributions approximate B. Riley’s pro rata share of each joint venture’s EBITDA. (1) Net investment defined as investment less cumulative distributions Brands Financial Results B. Riley Financial at a Glance B. Riley Securities Financial Consulting Liquidation Wealth Communications Targus Brands Principal Investing 54

09 PRINCIPAL INVESTING

Principal Investing Strategy

- B. Riley Principal Investments invests actively across the public and private equity and credit markets
- The strategy is multifold but is best characterized as traditional merchant banking in partnership with B. Riley Securities
- Each deal is unique, and can take the form of backstopped underwritings, bridge loans, long term direct loans, anchor orders, minority participation, and starter positions to facilitate take-privates
- Holding periods for public equity positions can range from short- to long-term. For multi-year positions, BRPI often takes board seats and works collaboratively with management.
- Where appropriate, BRPI works closely with the entire BRF platform to assist all its portfolio companies
- At any given time, the public and private portfolio consists of dozens of names
  - This portfolio is dynamic but currently has the exposures laid out in the accompanying chart
  - The public portfolio is marked daily and the private portfolio is marked through a leading third-party valuation service
  - B. Riley sees substantial upside across its entire portfolio and expects zero credit impairment while underwriting attractive IRRs across each single name
- The investment portfolio is underwritten to be turned over every 3 years, providing ample liquidity to BRF alongside the cash flow generation of our operating businesses

$1.6B Investment Portfolio Composition[1]



Other
5%
Venture Capital
5%
30%
Credit
Private Equity
40%
5%
Receivables Portfolio
15%
Public Equity

Note: Fair value as of 9/30/23, pro forma for 11/30/23 sale of The Arena Group Holdings, Inc. debt and common equity
Percentages rounded to nearest 5%
(1) $1.6BN investment portfolio excludes cash

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Public Equity Investments

ALTA EQUIPMENT GROUP	After leading a 2020 de-SPAC as the sponsor, underwriter, and PIPE anchor order, B. Riley maintains an 11% ownership stake and a board seat. BRS has served as banker across multiple capital markets transactions. The company is valued at ~5x TEV/EBITDA(1), for a cash flow generative organic and inorganic growth vehicle.
B&W BABCOCK & WILCOX	After 5 years of involvement across the capital structure, BRPI currently owns ~30% of the equity. BRF President Kenny Young serves as the company's CEO, and BRS has served as placement agent for multiple rounds of bond and equity offerings. We believe the business trades at a trough valuation, with upside coming from free cash flow generation at the legacy assets and a more nascent technology that we believe is on the cusp of outsized revenue generation.
DOUBLE DOWN INTERACTIVE	BRS led the company's IPO in 2021, after which BRF commenced a tender offer for company shares. BRPI now owns just under 10% of the equity, which is a strategic asset in the cash flow generative free-to-play gaming ecosystem. Shares trades at an unlevered ~45% free cash flow yield and ~2x TEV/EBITDA(2).
bebe	Cash flowing businesses held within a public vehicle that has significant tax assets. See case study.
Other	All other positions are $10MM of exposure or below and consist predominantly of small cap stocks the investment team is convicted have substantial upside with limited downside

Public Equity Portfolio Composition


Alta
20%
Babcock & Wilcox
20%
DoubleDown Interactive
15%
bebe
15%
Other
30%

Note: Fair value as of 9/30/23 , pro forma for 11/30/23 sale of The Arena Group Holdings, Inc. common equity. Percentages rounded to nearest 5%.
(1) Alta TEV from Bloomberg as of 12/5/23. 2024E Bloomberg BEst Mean Consensus EBITDA of $206.6MM.
(2) DoubleDown Interactive TEV as of 12/5/23, reflecting $37.2MM of debt and $234.7MM of cash. Also reflects $36.5MM cash payment for acquisition of SuprNation. 2024E Bloomberg BEst Mean Consensus EBITDA of $113.0MM. 9/30/23 LTM Unlevered FCF of $104.2MM, reflecting Cash flow from operating activities excluding loss contingency, less capex, plus net interest expense.

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing
B | RILEY Financial 57

Private Equity Investments

FRG FRANCHISE GROUP, INC.	See section 11
Hurley / Justice	As part of B. Riley's brand partnership with BlueStar Group, BRPI purchased ~40% of Hurley and Justice in two separate transactions in 2020 and 2021. The brands have returned ~90% of invested capital, with LTM distributions of 30% yield to cost. EBITDA and distributions are forecasted to grow in the business plan.
Oil & Gas	BRPI made two private investments opportunistically during the COVID oil crash, which we expect to monetize over the coming years
synchronoss	B. Riley underwrote a broadly syndicated offering of SNCR equity and baby bonds and invested in a $75MM preferred equity instrument as part of a holistic refinancing of the company's capital structure in 2021. B. Riley maintains 14% ownership, $60.8MM(2) of preferred equity paying 14% interest, and a board seat. The company is valued at ~5x TEV/EBITDA(3) and has guided to organic topline growth, substantial margin expansion, and positive cash flow generation to equity following the divestiture of non-core business lines in October. B. Riley expects a further $25MM paydown in 1H24.
Other	Consists of several smaller positions that will be monetized in the medium term

Private Equity Portfolio Composition


Other
10%
Synchronoss Preferred(1)
10%
Oil & Gas
10%
Justice
10%
20%
Hurley
40%
Franchise Group

Note: Fair value as of 9/30/23. Percentages rounded to nearest 5%.

(1) Synchronoss preferred equity exposure is included within the private equity book. Public common equity exposure is included within the "other" section of public equity book, representing 12.1MM shares as of 9/30/23 and 12.7MM shares as of 11/14/23.

(2) Synchronoss preferred equity had 9/30/23 balance of $70.7MM. Subsequent balance of $60.8MM reported 11/13/23.

(3) Synchronoss TEV as of 12/5/23, reflecting $201.9MM of debt and $17.6MM of cash. Also reflects $28MM of federal tax refund claims that are included within prepaid assets. 2024E Bloomberg BEst Mean Consensus EBITDA of $40.2MM.

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing

B | RILEY Financial 58

Credit Investments

Vintage	Vintage and Brian Kahn has been a profitable relationship for the firm, most notably via the original FRG transactions and the Badcock Receivables portfolio (see both case studies for detail). The $201MM secured Vintage loan bears PIK interest of 12% and matures in 2027. The vast majority of the collateral are shares of FRG.
Receivables	Our receivables portfolio is comprised of 3 separate transactions, 2 of which are outlined in the Badcock Receivables Case Study. Gross IRRs in the portfolio have been 25%+ and we expect the portfolio to be fully monetized within the next 18 months.
HY Bonds / Pref	Mostly a portfolio of stressed high-yield credit that we expect to provide $25MM+ of future P&L plus coupons
exela TECHNOLOGIES	Exela investment has generated 30%+ IRRs since inception. Two-thirds of this position is comprised of asset-backed loans with low probability of default. One-third of our exposure is marked at a ~20% haircut to publicly traded securities on a look-through basis.
CORE SCIENTIFIC	Expected to emerge from bankruptcy in Jan 2024. B. Riley's sub debt is marked at $42MM vs. expected equity value post-emergence of $66MM. Despite the default, at current equity prices, B. Riley will make money on this loan.
Cadiz	Top of capital structure and well covered on asset value basis

Credit Portfolio Composition



Other
5%
Cadiz
5%
Core Scientific
10%
Exela
10%
HY Bonds / Pref
15%
Receivables Portfolio
20%
Vintage
35%

Since 2019, B. Riley has made 53 total loans. 38 (69%) have been paid back with a weighted average IRR of 12.7%. 15 loans remain outstanding with the notable examples outlined here.

Note: Fair value as of 9/30/23, pro forma for 11/30/23 sale of The Arena Group Holdings, Inc. debt
Percentages rounded to nearest 5%

B. Riley Financial at a Glance | B. Riley Securities | Financial Consulting | Liquidation | Wealth | Communications | Targus | Brands | Principal Investing
B | RILEY Financial 59

10 FRANCHISE GROUP

Vintage Capital Historical Value Creation in Collaboration with B. Riley Liberty Tax Acquisition and Formation of FRG (2018 – 2019) • Aug - 18: Vintage Capital, led by Brian Kahn, and B. Riley acquire majority position in Liberty Tax for $8.54 per share • Jul - 19: Liberty Tax and Buddy’s Home Furnishings (Vintage Capital asset) merge • Sept - 19: Liberty Tax renamed Franchise Group, Inc. (FRG) Innovative Financing Structures and Company Privatization (2021 – 2023) • Dec - 21: Sells $400MM Badcock receivables portfolio to B. Riley • Mar - 22: Completes $268MM sale - leaseback of Badcock real estate; B. Riley serves as Advisor • Oct - 22: Sells $148MM Badcock receivables portfolio to B. Riley • 4Q - 22 to 1Q - 23: Sells $377MM Badcock receivables portfolio to B. Riley in four transactions • May - 23: FRG announces take - private at $30 per share transaction led by Brian Kahn and management; B. Riley provides equity commitment Expanding Platform of Franchised and Franchisable Businesses (2019 – 2021) • Dec - 19: Acquires the Vitamin Shoppe; debt financing arranged by B. Riley • Feb - 20: Acquires American Freight; B. Riley provides loan commitment and partial guarantee • Jun - 20: Raises $112.3MM in follow - on equity offering led by B. Riley • Nov - 20: Refranchises 47 Buddy’s locations to bebe stores, Inc., an affiliate of B. Riley • Jan - 21: Raises $75MM in preferred stock offering led by B. Riley • Mar - 21: Acquires Pet Supplies Plus; B. Riley serves as financial advisor • Jul - 21: Sells Liberty Tax to NextPoint for ~$249MM total consideration at closing • Sept - 21: Acquires Sylvan Learning, Inc. • Nov - 21: Acquires W.S. Badcock Corporation 61

FRG Transaction Summary Capital structure as of 12/12/23. Debt principal as of 12/12/2023. Cash Balance as of 11/30/23. Current Capital Structure ($MM) C u r r en t D e b t O u t s t a n d i ng Transaction Background ▪ On August 21, 2023, B. Riley led the equity financing to facilitate the management - led acquisition of Franchise Group, Inc. ▪ B. Riley helped build the Company since its inception and is deeply familiar with the asset base and management team. Post the acquisition, B. Riley has ownership of 31% and board representation. 62 Capital Structure $319.6 Management Rollover 281.1 RILY 301.9 Others 902.6 Total Equity 2,013.5 (+) Debt (57.2) ( - ) Cash 2,858.9 Enterprise Value % ($MM) Tranche SOFR + 10.00% $475.0 Holdco SOFR + 4.75% 1,095.0 First Lien SOFR + 10.00% 125.0 Second Lien SOFR + 2.00% 318.5 ABL $2,013.5 Total

Underwriting Sum of the Parts Valuation Multiple Implied EV High Median Low Valuation metric ($MM) $1,148 10.0x 8.5x 7.0x $135 2022A Adj. EBITDA Vitamin Shoppe 168 13.0x 12.0x 11.0x 14 2022A Adj. EBITDA Sylvan Learning Centers 160 11.0x 10.0x 9.0x 16 2022A Adj. EBITDA Buddy’s 2,220 13.0x 12.0x 11.0x 185 2026E Adj. EBITDA Pet Supplies Plus 1,904 9.0x 8.0x 7.0x 238 2026E Adj. EBITDA American Freight 390 7.0x 6.0x 5.0x 65 2026E Adj. EBITDA Badcock $5,990 Total 63 The valuation metrics underlying the chart represent projections at July 2023, on the basis of which B. Riley underwrote the deal. While projections for individual business units may have changed over time, B. Riley continues to believe that the overall enterprise values represented in the chart are reasonable estimates. 2022A Adj. EBITDA was consistent with B. Riley’s expectations for 2023E Adj. EBITDA at the time of underwriting, July 2023. 2026E Adj. EBITDA estimates represent B. Riley’s projections at the time of underwriting, July 2023.

C o m p a n y O v e r v i e w 698 Locations in North America (1) Business Unit Overview | The Vitamin Shoppe 2022 2021 2020 $1,207 $1,173 $1,036 Revenue 2.9% 13.2% % G r o wt h 135 137 78 Adj. EBITDA 11.2% 11.7% 7.5% % M a rg i n Segment Financials ($MM) Well Recognized Brands • Founded in 1977, The Vitamin Shoppe is a leading omnichannel specialty retailer of vitamins, minerals, specialty supplements, and other health and wellness products o 698 locations (1) (includes 5 franchises ; no mall stores, and the rest are currently company - operated, representing a significant refranchising opportunity) o Over 14 , 000 SKUs from ~ 700 brands, including the Vitamin Shoppe®, BodyTech®, True Athlete®, Mytriton®, ProBioCare®, and Next Step® brands • Ongoing shift toward private label brands is expected to drive margin expansion and customer retention • E - commerce sites complement in - store experience by extending product offerings States with locations States with no locations Revenue and Adj. EBITDA for historical periods are as prepared by Franchise Group, shown to communicate underlying business trends, not for reconciliation to B. Riley Financial consolidated. (1) Store count as of August 8, 2023. 64

Business Unit Overview | Sylvan Learning Centers

Company Overview

- Founded in 1979, Sylvan Learning Centers is a leading omnichannel tutoring franchisor for PreK-12 students and families, with over 700 locations in 49 states in the U.S. and 7 countries worldwide(1)
- Sylvan addresses the full range of remedial to advanced student needs with a broad variety of academic curriculums
- The business has the ability to provide a range of services, including on-premises, online, one-on-one, and in-group tutoring
- 99% of the centers are franchised; there are only 5 corporate locations

Segment Financials ($MM)

	2020	2021	2022
Revenue	$26	$38	$42
% Growth		*45.8%*	*10.8%*
Adj. EBITDA	6	12	14
% Margin	*22.9%*	*31.4%*	*33.1%*

Suite of Services

Service	Description	Education Level
SylvanSync & Personalized Tutoring	Highly personalized learning plan developed with specific goals unique to each child's needs ▪ Reading, math, writing, and study skills ▪ Homework help ▪ State test prep	Pre-K to Grade 12
College Preparation	Support for the college bound student, with learning tailored to individual advancement goals in a 1:1 or small group class setting ▪ SAT and ACT prep ▪ AP prep ▪ Course for credit ▪ College coaching	Grades 9-12
STEM	Fun, hands-on after school classes, weekend workshops, and developmental camps ▪ Math, science, and engineering ▪ STEM camps ▪ Robotics ▪ Coding	Pre-K to Grade 8
Ace It!	Small group, intervention-focused programs to remediate specific skill deficits in math and reading ▪ Math (K-Algebra) ▪ Reading (K-8)	Pre-K to Grade 9

Revenue and Adj. EBITDA for historical periods are as prepared by Franchise Group, shown to communicate underlying business trends, not for reconciliation to B. Riley Financial consolidated.
(1) Store count as of August 8, 2023.

B | RILEY Financial 65

Business Unit Overview | Buddy's Home Furnishings

Company Overview

- Founded in 1961, Buddy's Home Furnishings is one of North America's leading operators of rent-to-own stores for home furnishing products and related accessories, with 335 stores (90% franchised) located across 21 U.S. states and territories[(1)]
- Highest percentage of franchised stores in the RTO industry, providing a potential path to growth without significant capital investments
- The 36 company-operated stores serve as a proving ground for operational initiatives
- Sources products from large, well-known brands, such as Ashley Furniture, Sealy, LG, GE, Samsung, Whirlpool, Dell, and HP

335 Locations in North America[(1)]


States with locations
States with no locations

Segment Financials ($MM)

	2020	2021	2022
Revenue	$97	$64	$57
% Growth		*(33.8%)*	*(10.9%)*
Adj. EBITDA	27	18	16
% Margin	*27.7%*	*27.9%*	*27.9%*

Representative Products Offered

Furniture	Computers and Electronics	Appliances



Revenue and Adj. EBITDA for historical periods are as prepared by Franchise Group, shown to communicate underlying business trends, not for reconciliation to B. Riley Financial consolidated.
(1) Store count as of August 8, 2023.

B | RILEY Financial 66

Business Unit Overview | Badcock Home Furniture

Company Overview

- Founded in 1904, Badcock Home Furniture ("Badcock") is one of the largest home-furnishings retailers, with 382 stores across 8 states in the Southeastern U.S.[1]
- The business offers a variety of products ranging from furniture, appliances, bedding, and floor covering, to home entertainment items
- Badcock runs an independent dealer network model for many of its stores, enabling entry into attractive locations without tying up capital; dealer contract length is typically 10 years
- Stores are paid a monthly commission based on completed sales
- Individual stores are not responsible for extending credit, collections, pricing, advertising, or inventory

382 Locations in North America[1]


States with locations
States with no locations

Segment Financials ($MM)

	2020	2021	2022
Revenue	$899	$907	$716
% Growth		*0.9%*	*(21.1%)*
Adj. EBITDA	106	85	101
% Margin	*11.8%*	*9.4%*	*14.1%*

Representative Products Offered

Furniture	Electronics and Appliances	Décor and Accents



Revenue and Adj. EBITDA for historical periods are as prepared by Franchise Group, shown to communicate underlying business trends, not for reconciliation to B. Riley Financial consolidated.
(1) Store count as of August 8, 2023.

B | RILEY Financial 67

Business Unit Overview | Pet Supplies Plus

Company Overview

- Founded in 1988, Pet Supplies Plus ("PSP") is a leading U.S. pet care franchisor with 718 corporate and franchised stores (67% franchised) across 39 states[1]
- Same-day delivery, BOPIS, and subscription services underpin differentiated online model
- Offers a curated selection of premium brands, proprietary private labels, and retail price parity with online players
- Captive distribution network provides ~90% of merchandise to all stores, acting as a second royalty stream while saving franchisees money
- In 2022, PSP acquired Wag N' Wash, a 14-store franchised chain focused on dog grooming, pet wash, and curated selection of dog food and treats

718 Locations in North America[1]


States with locations
States with no locations

Segment Financials ($MM)

	2020	2021	2022
Revenue	$846	$1,121	$1,289
% Growth		*32.5%*	*15.0%*
Adj. EBITDA	76	93	115
% Margin	*9.0%*	*8.3%*	*8.9%*

Diversified Portfolio of Brands

Revenue and Adj. EBITDA for historical periods are as prepared by Franchise Group, shown to communicate underlying business trends, not for reconciliation to B. Riley Financial consolidated.
(1) Store count as of August 8, 2023.

B | RILEY Financial 68

Business Unit Overview | American Freight

Company Overview

- Founded in 1994, American Freight is a retailer of deeply discounted furniture and appliances, with 367 locations across 30+ states in the U.S.[1]
- American Freight is the only national provider of As-Is appliances, serving as a liquidation channel for major appliance vendors
- The business currently covers 128 of 210 designated market areas in the U.S.
- American Freight has a simplified supply chain that leverages domestic manufacturers and distributors
- The business is expected to continue to gain market share in the value furniture segment as other players of scale move towards premiumization

367 Locations in North America[1]


States with locations
States with no locations

Segment Financials ($MM)

	2020	2021	2022
Revenue	$945	$989	$883
% Growth		*4.6%*	*(10.7%)*
Adj. EBITDA	115	109	41
% Margin	*12.2%*	*11.0%*	*4.6%*

Representative Products Offered

Furniture	Appliances	Mattresses



Revenue and Adj. EBITDA for historical periods are as prepared by Franchise Group, shown to communicate underlying business trends, not for reconciliation to B. Riley Financial consolidated.
(1) Store count as of August 8, 2023.

B | RILEY Financial 69

11 CONCLUSION

History of Successful Take-Privates

B. Riley will sometimes take a strategic position underwritten by a willingness to own the entire company. We believe we have a unique skill set for navigating the complexities of public take-privates. We have made multiple take-private offers over the years, including the below successfully completed transactions.

GREAT AMERICAN GROUP	B. Riley Financial was created by a 2014 reverse merger with the modern day Great American Liquidation and Appraisal businesses. The original holding company owned the legacy broker dealer business B. Riley & Co. plus the Great American assets. The combined company at the time had ~250 employees.
FBR & Co.	B. Riley acquired FBR & Co. in a $160MM 2017 stock-for-stock transaction to create a market-leading small cap focused investment bank and broker dealer
UNITED ONLINE	B. Riley acquired publicly listed United Online in 2016 for enterprise value of $43MM to create its telecommunications platform which is further outlined in the communications section of the presentation
magicJack	B. Riley acquired publicly listed magicJack in 2018 for enterprise value of $89MM to further bolster its telecommunications platform
national Holdings Corporation	B. Riley completed the acquisition of National Holdings Corp. in 2021 which became a wholly owned subsidiary of B. Riley Financial and an affiliate of B. Riley Wealth Management. The transaction created a national wealth management platform that currently has $24B in AUM and 400+ financial advisors.
FRG FRANCHISE GROUP, INC.	B. Riley led the August 2023 ~$2.8B TEV take-private of Franchise Group as the lead financing partner

B | RILEY Financial 71

Strong Shareholder Alignment

Significant Insider Ownership

32%
Insider Ownership

83K
Insider Open Market Purchases in Q4 2023

1.1M
Insider Open Market Purchases in 2022

3.1M
Insider Open Market Purchases since 2017

Data as of 12/12/23. Institutional ownership as defined by Nasdaq.com.

Ownership Summary


Insiders
32%
Institutional
48%
Non-institutional
20%

B | RILEY Financial 72

B. Riley Securities 73 Financial Consulting Auction & Liquidation B. Riley Wealth Communications Targus Brands Principal Investing Diversified platform with track record of delivering shareholder value x Comprehensive, purpose - built banking platform poised to capitalize on market tailwinds x Specialty financial advisor expected to grow materially with continued strong margins x Full - service wealth management platform with $24B AUM x Portfolio of mature and growth telecom assets generating predictable material cash flows x Market leading liquidation practice generating cash flow through the cycle and sourcing opportunities for the platform x Deploying balance sheet into proprietary opportunities generated through the breadth of the B. Riley platform x Asset - light brands portfolio generating recurring, high - margin licensing revenues x Global category leader, well positioned to capitalize on market recovery

12 APPENDIX

Consolidated Income Statement by year B. RILEY FINANCIAL, INC. AND SUBSIDIARIES C onso li da t e d F i nanc i a l I n f o r m a t i on ( D o ll a r s i n t hou s ands ) LT M 9 / 30 / 2023 (Unaudited) Y T D 9 / 30 / 2023 (Unaudited) Y T D 9 / 30 / 2022 (Unaudited) F Y 12 / 31 / 2022 F Y 12 / 31 / 2021 F Y 12 / 31 / 2020 R e v enue s - S e r v i ce s an d f ees R e v enue s - S a l e o f goods Trading (losses) income and fair value adjustments on loans Interest income - Loans and securities lending To t a l r evenu es D i r e c t co s t o f se r v i ce s C os t o f good s s o l d Selling, general, and administrative expenses Impairment of goodwill and tradenames Restructuring (charge) recovery Interest expense - Securities lending and loan participations sold O pe r a t i n g i nco m e I n t e r es t i nco m e D i v i den d i nco m e Realized and unrealized gains (losses) on investments C hang e i n f a i r v a l u e o f f i nanc i a l i ns t r u m en t s an d o t her ( Los s ) i nco m e o n equ i t y i n v es t m en t s I n t e r es t expen se ( Loss ) i nco m e be f o r e i nco m e t axes ( P r o v i s i on ) bene f i t f o r i nco m e t axes N e t ( l oss ) i nco m e Net (loss) income attributable to noncontrolling interests and r edee m ab l e non c on t r o l li n g i n t e r es t s Net (loss) income attributable to B. Riley Financial, Inc. 987 , 746 385 , 690 24,676 $ 743 , 909 251 , 310 83,346 $ 651,786 7,895 (143,958) $ 895,623 142,275 ( 202 , 628) $ 1,153,225 58,205 220,545 $ 645 , 906 29,135 56,677 $ 284,660 1,682,772 (246,684) (237,309) (831,752) (37,233) (1,944) (129,310) $ 198,540 4,937 45,230 (149,834) (3,538) 110 (184,521) 222,115 1,300,680 (178,188) (165,996) (623,200) (37,233) (949) (106,572) $ 188,542 3,455 35,635 (84,960) (3,998) (175) (140,122) 182,855 698,578 (73,959) (7,334) (506,062) 245,400 1,080,670 (142,455) (78,647) (714,614) 122,723 1,554,698 (54,390) (26,953) (906,196) 102,499 834,217 (60,451) (12,460) (428,537) (12,500) (1,557) ( 42 , 451) $ 276,261 564 21,163 47,341 - - - - (8,016) ( 43 , 757) $ 59,450 1,253 26,279 (136,205) 9,728 3,285 (96,787) (9,011) ( 66 , 495) $ 69,448 2,735 35,874 (201,079) 10,188 3,570 (141,186) ( 52 , 631) $ 514,528 229 19,732 166,131 3,796 2,801 (92,455) - (623) ( 65 , 249) $ (89,076) 9,654 (79,422) $ ( 1 , 623) (14,344) (15,967) $ (132,997) 39,858 (93,139) $ (220,450) 63,856 (156,594) $ 614,762 (163,960) 450,802 $ 279,457 (75,440) 204,017 (11,690) ( 5 , 680) 9 , 245 3 , 235 5 , 748 ( 1 , 131) $ (67,732) $ (10,287) $ (102,384) $ (159,829) $ 445,054 $ 205,148 75

Consolidated EBITDA by year

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Consolidated Financial Information
(Unaudited, dollars in thousands)

	LTM 9/30/2023	YTD 9/30/2023	YTD 9/30/2022	FY 12/31/2022	FY 12/31/2021	FY 12/31/2020
Net (loss) income attributable to B. Riley Financial, Inc.	**$ (67,732)**	**$ (10,287)**	**$ (102,384)**	**$ (159,829)**	**$ 445,054**	**$ 205,148**
EBITDA Adjustments:						
(Benefit from) provision for income taxes	(9,654)	14,344	(39,858)	(63,856)	163,960	75,440
Interest expense	184,521	140,122	96,787	141,186	92,455	65,249
Interest income	(4,937)	(3,455)	(1,253)	(2,735)	(229)	(564)
Share based payments	50,576	35,264	45,828	61,140	36,012	18,588
Depreciation and amortization	51,545	38,102	26,526	39,969	25,871	19,369
Restructuring charge	1,944	949	8,016	9,011	-	1,557
Gain on extinguishment of loans	5,409	5,409	(1,102)	(1,102)	(6,509)	-
Impairment of tradenames	37,233	37,233	-	-	-	12,500
Transactions related costs and other	(102)	5,162	13,762	8,498	5,880	9,531
Total EBITDA Adjustments	316,535	273,130	148,706	192,111	317,440	201,670
Adjusted EBITDA	**$ 248,803**	**$ 262,843**	**$ 46,322**	**$ 32,282**	**$ 762,494**	**$ 406,818**
Operating EBITDA Adjustments:						
Trading loss (income) and fair value adjustments on loans	$ (24,676)	$ (83,346)	$ 143,958	$ 202,628	$ (220,545)	$ (56,677)
Realized and unrealized gains (losses) on investments	149,834	84,960	136,205	201,079	(166,131)	(47,341)
Other investment related expenses	(4,320)	3,377	(61,834)	(69,531)	46,211	8,873
Total Operating EBITDA Adjustments	120,838	4,991	218,329	334,176	(340,465)	(95,145)
Operating Adjusted EBITDA	**$ 369,641**	**$ 267,834**	**$ 264,651**	**$ 366,458**	**$ 422,029**	**$ 311,673**
Operating Revenue:						
Total Revenues	$ 1,682,772	$ 1,300,680	$ 698,578	$ 1,080,670	$ 1,554,698	$ 834,217
Operating Revenue Adjustments:						
Trading loss (income) and fair value adjustments on loans	(24,676)	(83,346)	143,958	202,628	(220,545)	(56,677)
Total Operating Revenue Adjustments	(24,676)	(83,346)	143,958	202,628	(220,545)	(56,677)
Operating Revenues	**$ 1,658,096**	**$ 1,217,334**	**$ 842,536**	**$ 1,283,298**	**$ 1,334,153**	**$ 777,540**

B | RILEY Financial 76

Segment income (loss) – For the Twelve Months Ended September 30, 2023

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Segment operating income (loss) Financial Information
(Dollars in thousands)

	For The Twelve Months Ended September 30, 2023 (Unaudited)							
	Consolidated	Capital Markets	Wealth Management	Auction and Liquidation	Financial Consulting	Communications	Consumer	All Other
Revenues - Services and fees	$ 987,746	$ 253,288	$ 192,432	$ 31,606	$ 119,009	$ 336,286	$ 17,840	$ 37,285
Revenues - Sale of goods	385,690	-	-	121,387	-	7,326	256,977	-
Trading (losses) income and fair value adjustments on loans	24,676	21,996	2,680	-	-	-	-	-
Interest income - Loans and securities lending	284,660	284,049	-	611	-	-	-	-
Total revenues	**1,682,772**	**559,333**	**195,112**	**153,604**	**119,009**	**343,612**	**274,817**	**37,285**
Direct cost of services	(246,684)	-	-	(39,105)	-	(181,196)	-	(26,383)
Cost of goods sold	(237,309)	-	-	(53,164)	-	(8,457)	(175,688)	-
Selling, general, and administrative expenses	(831,752)	(235,201)	(199,202)	(26,445)	(91,993)	(113,949)	(81,107)	(83,855)
Impairment of goodwill and tradenames	(37,233)	(1,733)	-	-	-	-	(35,500)	-
Restructuring (charge) recovery	(1,944)	-	(910)	-	-	(548)	(486)	-
Interest expense - Securities lending and loan participations sold	(129,310)	(129,310)	-	-	-	-	-	-
Segment operating income (loss)	**$ 198,540**	**$ 193,089**	**$ (5,000)**	**$ 34,890**	**$ 27,016**	**$ 39,462**	**$ (17,964)**	**$ (72,953)**
Interest income	4,937							
Dividend income	45,230							
Realized and unrealized gains (losses) on investments	(149,834)							
Change in fair value of financial instruments and other	(3,538)							
(Loss) income on equity investments	110							
Interest expense	(184,521)							
(Loss) income before income taxes	**$ (89,076)**							
(Provision) benefit for income taxes	9,654							
Net income (loss)	(79,422)							
Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests	(11,690)							
Net (loss) income attributable to B. Riley Financial, Inc.	**$ (67,732)**							

B | RILEY Financial 77

Segment income (loss) – For the Nine Months Ended September 30, 2023 78 For The Nine Months Ended September 30, 2023 (Unaudited) A l l O t h e r Consumer Communications Financial C on s u l t i ng A u c t i o n a nd Liquidation Wealth M a n a g e m e n t C a p i t a l M a r ke t s Consolidated B. RILEY FINANCIAL, INC. AND SUBSIDIARIES S eg m en t ope r a t i n g i nco m e ( l oss ) F i nanc i a l I n f o r m a t i on ( D o ll a r s i n t housands ) $ 28,870 $ 13,654 $ 250,523 $ 93,582 $ 26,817 $ 146,660 $ 183,803 $ 743,909 R e v enue s - S e r v i ce s an d f ees - 179,156 5,145 - 67,009 - - 251,310 R e v enue s - S a l e o f goods - - - - - 2,235 81,111 83,346 Trading (losses) income and fair value adjustments on loans - - - - - - 222,115 222,115 Interest income - Loans and securities lending 28,870 192,810 255,668 93,582 93,826 148,895 487,029 1,300,680 To t a l r eve nu es (19,543) - (136,830) - (21,815) - - (178,188) D i r ec t cos t o f se r v i ce s - (123,526) (5,964) - (36,506) - - (165,996) C os t o f good s so l d (68,438) (62,534) (84,215) (70,978) (12,987) (146,420) (177,628) (623,200) Selling, general, and administrative expenses - (35,500) - - - - (1,733) (37,233) I m pa i r m en t o f good w il l an d t r adena m es - (486) - - (402) (61) - (949) R es t r uc t u r i n g ( cha r ge ) r eco v e r y - - - - - - (106,572) (106,572) Interest expense - Securities lending and loan participations sold (59,111) $ (29,236) $ 28,257 $ 22,604 $ 22,518 $ 2,414 $ 201,096 $ $ 188,542 S e g m e n t op e r a t i n g i n c o m e ( l o ss ) 3,455 I n t e r es t i nco m e 35,635 D i v i den d i nco m e (84,960) R ea li ze d an d un r ea li ze d ga i n s ( l osses ) o n i n v es t m en t s (3,998) Change in fair value of financial instruments and other (175) ( Loss ) i nco m e o n equ i t y i n v es t m en t s (140,122) I n t e r es t expens e $ ( 1 , 62 3) ( Lo ss ) i n c o m e b e f o r e i n c o m e t axes (14,344) (Provision) benefit for income taxes (15,967) N e t i nco m e ( l oss ) Net (loss) income attributable to noncontrolling interests and redeemable (5,680) noncon t r o lli n g i n t e r es t s $ ( 10 , 28 7) Net (loss) income attributable to B. Riley Financial, Inc.

Segment income (loss) – For the Nine Months Ended September 30, 2022

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Segment operating income (loss) Financial Information
(Dollars in thousands)

	For The Nine Months Ended September 30, 2022 (Unaudited)							
	Consolidated	Capital Markets	Wealth Management	Auction and Liquidation	Financial Consulting	Communications	Consumer	All Other
Revenues - Services and fees	$ 651,786	$ 223,448	$ 184,963	$ 7,792	$ 73,081	$ 142,366	$ 14,754	$ 5,382
Revenues - Sale of goods	7,895	-	-	2,550	-	5,345	-	-
Trading (losses) income and fair value adjustments on loans	(143,958)	(147,035)	3,077	-	-	-	-	-
Interest income - Loans and securities lending	182,855	178,879	-	3,976	-	-	-	-
Total revenues	**698,578**	**255,292**	**188,040**	**14,318**	**73,081**	**147,711**	**14,754**	**5,382**
Direct cost of services	(73,959)	-	-	(6,630)	-	(64,320)	-	(3,009)
Cost of goods sold	(7,334)	-	-	(1,235)	-	(6,099)	-	-
Selling, general, and administrative expenses	(506,062)	(121,926)	(210,840)	(6,225)	(61,181)	(54,267)	(4,164)	(47,459)
Restructuring (charge) recovery	(8,016)	-	(4,106)	-	-	(3,910)	-	-
Interest expense - Securities lending and loan participations sold	(43,757)	(43,757)	-	-	-	-	-	-
Segment operating income (loss)	**$ 59,450**	**$ 89,609**	**$ (26,906)**	**$ 228**	**$ 11,900**	**$ 19,115**	**$ 10,590**	**$ (45,086)**
Interest income	1,253							
Dividend income	26,279							
Realized and unrealized gains (losses) on investments	(136,205)							
Change in fair value of financial instruments and other	9,728							
(Loss) income on equity investments	3,285							
Interest expense	(96,787)							
(Loss) income before income taxes	**$ (132,997)**							
(Provision) benefit for income taxes	39,858							
Net income (loss)	(93,139)							
Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests	9,245							
Net (loss) income attributable to B. Riley Financial, Inc.	**$ (102,384)**							

B | RILEY Financial 79

Segment income (loss) – For the Year Ended December 31, 2022 80 Fo r Th e Y ea r E nd e d D ece m b e r 31 , 2022 A l l O t h e r Consumer Communications Financial C on s u l t i ng A u c t i o n a nd Liquidation Wealth M a n a g e m e n t C a p i t a l M a r ke t s Consolidated B . R I LEY F I N A NC I A L , I NC . A N D S UB S I D I A R IES S e g m e n t op e r a ti n g i n c o m e (l o ss ) F i n a n c i a l I n f o r m a ti on ( D o ll a rs i n t hou sa nd s ) $ 13,797 $ 18,940 $ 228,129 $ 98,508 $ 12,581 $ 230,735 $ 292,933 $ 895,623 R e v enue s - S e r v i ce s an d f ees - 77,821 7,526 - 56,928 - - 142,275 R e v enue s - S a l e o f goods - - - - - 3,522 (206,150) (202,628) Trading (losses) income and fair value adjustments on loans - - - - 4,587 - 240,813 245,400 I n t e r es t i nco m e - Loan s an d secu r i t i e s l end i ng 13,797 96,761 235,655 98,508 74,096 234,257 327,596 1,080,670 To t a l r eve nu es (9,849) - (108,686) - (23,920) - - (142,455) D i r ec t cos t o f se r v i ce s - (52,162) (8,592) - (17,893) - - (78,647) C os t o f good s so l d (62,876) (22,737) (84,001) (82,196) (19,683) (263,622) (179,499) (714,614) Selling, general, and administrative expenses - - (4,056) - - (4,955) - (9,011) R es t r uc t u r i n g ( cha r ge ) r eco v e r y - - - - - - (66,495) (66,495) Interest expense - Securities lending and loan participations sold (58,928) $ 21,862 $ 30,320 $ 16,312 $ 12,600 $ (34,320) $ 81,602 $ $ 69,448 S e g m e n t op e r a t i n g i n c o m e ( l o ss ) 2,735 I n t e r es t i nco m e 35,874 D i v i den d i nco m e (201,079) Realized and unrealized gains (losses) on investments 10,188 Change in fair value of financial instruments and other 3,570 ( Loss ) i nco m e o n equ i t y i n v es t m en t s (141,186) I n t e r es t expens e $ ( 220 , 45 0) ( Lo ss ) i n c o m e b e f o r e i n c o m e t axes 63,856 ( P r o v i s i on ) bene f i t f o r i nco m e t axes (156,594) N e t i nco m e ( l oss ) Net (loss) income attributable to noncontrolling interests and redeemable 3,235 noncon t r o lli n g i n t e r es t s $ ( 159 , 82 9) Net (loss) income attributable to B. Riley Financial, Inc.

Segment income (loss) – For the Year Ended December 31, 2021

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Segment operating income (loss) Financial Information
(Dollars in thousands)

	For The Year Ended December 31, 2021							
	Consolidated	Capital Markets	Wealth Management	Auction and Liquidation	Financial Consulting	Communications	Consumer	All Other
Revenues - Services and fees	$ 1,153,225	$ 555,585	$ 374,361	$ 20,169	$ 94,312	$ 88,490	$ 20,308	$ -
Revenues - Sale of goods	58,205	-	-	53,348	-	4,857	-	-
Trading (losses) income and fair value adjustments on loans	220,545	212,922	7,623	-	-	-	-	-
Interest income - Loans and securities lending	122,723	122,723	-	-	-	-	-	-
Total revenues	**1,554,698**	**891,230**	**381,984**	**73,517**	**94,312**	**93,347**	**20,308**	**-**
Direct cost of services	(54,390)	-	-	(30,719)	-	(23,671)	-	-
Cost of goods sold	(26,953)	-	-	(20,675)	-	(6,278)	-	-
Selling, general, and administrative expenses	(906,196)	(347,591)	(366,050)	(14,069)	(77,418)	(36,240)	(5,923)	(58,905)
Interest expense - Securities lending and loan participations sold	(52,631)	(52,631)	-	-	-	-	-	-
Segment operating income (loss)	**$ 514,528**	**$ 491,008**	**$ 15,934**	**$ 8,054**	**$ 16,894**	**$ 27,158**	**$ 14,385**	**$ (58,905)**
Interest income	229							
Dividend income	19,732							
Realized and unrealized gains (losses) on investments	166,131							
Change in fair value of financial instruments and other	3,796							
(Loss) income on equity investments	2,801							
Interest expense	(92,455)							
(Loss) income before income taxes	**$ 614,762**							
(Provision) benefit for income taxes	(163,960)							
Net income (loss)	450,802							
Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests	5,748							
Net (loss) income attributable to B. Riley Financial, Inc.	**$ 445,054**							

B | RILEY Financial 81

Segment income (loss) – For the Year Ended December 31, 2020 82 Fo r Th e Y ea r E nd e d D ece m b e r 31 , 2020 A l l O t h e r Consumer Communications Financial C on s u l t i ng A u c t i o n a nd Liquidation Wealth M a n a g e m e n t C a p i t a l M a r ke t s Consolidated B. RILEY FINANCIAL, INC. AND SUBSIDIARIES Segment operating income (loss) Financial Information ( D o ll a r s i n t hou sa nd s ) $ - $ 16,458 $ 83,666 $ 91,622 $ 63,101 $ 72,345 $ 318,714 $ 645,906 R e v enue s - S e r v i ce s an d f ees - - 3,472 - 25,663 - - 29,135 R e v enue s - S a l e o f goods - - - - - 804 55,873 56,677 Trading (losses) income and fair value adjustments on loans - - - - - - 102,499 102,499 I n t e r es t i nco m e - Loan s an d secu r i t i e s l end i ng - 16,458 87,138 91,622 88,764 73,149 477,086 834,217 To t a l r eve nu es - - (19,721) - (40,730) - - (60,451) D i r ec t cos t o f se r v i ce s - - (2,694) - (9,766) - - (12,460) C os t o f good s so l d (38,893) (5,747) (31,363) (68,579) (12,359) (70,248) (201,348) (428,537) Selling, general, and administrative expenses - (12,500) - - - - - (12,500) I m pa i r m en t o f good w il l an d t r adena m es - - - (500) (140) - (917) (1,557) R es t r uc t u r i n g ( cha r ge ) r eco v e r y - - - - - - (42,451) ( 42 , 45 1) Interest expense - Securities lending and loan participations sold (38,893) $ (1,789) $ 33,360 $ 22,543 $ 25,769 $ 2,901 $ 232,370 $ $ 276,261 S e g m e n t op e r a t i n g i n c o m e ( l o ss ) 564 I n t e r es t i nco m e 21,163 D i v i den d i nco m e 47,341 Realized and unrealized gains (losses) on investments 0 C hang e i n f a i r v a l u e o f f i nanc i a l i ns t r u m en t s an d o t her (623) ( Loss ) i nco m e o n equ i t y i n v es t m en t s (65,249) I n t e r es t expens e $ 279,457 ( Lo ss ) i n c o m e b e f o r e i n c o m e t axes (75,440) ( P r o v i s i on ) bene f i t f o r i nco m e t axes 204,017 N e t i nco m e ( l oss ) Net (loss) income attributable to noncontrolling interests and redeemable (1,131) noncon t r o lli n g i n t e r es t s $ 205,148 Net (loss) income attributable to B. Riley Financial, Inc.

Capital Markets segment by year

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Capital Markets Segment Financial Information
(Unaudited, dollars in thousands)

	For The Twelve Months Ended September 30, 2023			For The Nine Months Ended September 30, 2023			For The Nine Months Ended September 30, 2022		
	Capital Markets Segment Total	B. Riley Securities	Capital Markets - Other	Capital Markets Segment Total	B. Riley Securities	Capital Markets - Other	Capital Markets Segment Total	B. Riley Securities	Capital Markets - Other
Segment operating income (loss)	**$ 193,089**	**$ 37,492**	**$ 155,597**	**$ 201,096**	**$ 41,135**	**$ 159,961**	**$ 89,609**	**$ (49,462)**	**$ 139,071**
Dividend income	11,473	-	11,473	9,541	-	9,541	5,919	-	5,919
Realized and unrealized gains (losses) on investments	(172,360)	-	(172,360)	(77,020)	-	(77,020)	(152,200)	-	(152,200)
Segment income (loss) attributable to noncontrolling interests	(15,021)	-	(15,021)	(9,770)	-	(9,770)	8,377	-	8,377
Segment income (loss) after noncontrolling interests	**$ 47,223**	**$ 37,492**	**$ 9,731**	**$ 143,387**	**$ 41,135**	**$ 102,252**	**$ (65,049)**	**$ (49,462)**	**$ (15,587)**
EBITDA Adjustments:									
Share based payments	20,601	16,374	4,227	14,630	11,565	3,065	20,139	16,894	3,245
Depreciation and amortization	5,371	4,925	446	3,149	2,828	321	6,271	5,956	315
Impairment of tradenames	1,733	1,733	-	1,733	1,733	-	-	-	-
Transactions related costs and other	(5,814)	(10,450)	4,636	(3,821)	(3,900)	79	(500)	(500)	-
Total EBITDA Adjustments	21,891	12,582	9,309	15,691	12,226	3,465	25,910	22,350	3,560
Segment Adjusted EBITDA	**$ 69,114**	**$ 50,074**	**$ 19,040**	**$ 159,078**	**$ 53,361**	**$ 105,717**	**$ (39,139)**	**$ (27,112)**	**$ (12,027)**
Operating EBITDA Adjustments:									
Trading loss (income) and fair value adjustments on loans	$ (21,996)	$ (10,736)	$ (11,260)	$ (81,111)	$ (30,336)	$ (50,775)	$ 147,035	$ 126,540	$ 20,495
Realized and unrealized gains (losses) on investments	172,360	-	172,360	77,020	-	77,020	152,200	-	152,200
Other investment related expenses	(4,320)	10,367	(14,687)	3,377	12,882	(9,505)	(61,834)	(61,004)	(830)
Total Operating EBITDA Adjustments	146,044	(369)	146,413	(714)	(17,454)	16,740	237,401	65,536	171,865
Segment operating Adjusted EBITDA	**$ 215,158**	**$ 49,705**	**$ 165,453**	**$ 158,364**	**$ 35,907**	**$ 122,457**	**$ 198,262**	**$ 38,424**	**$ 159,838**
Operating Adjusted EBITDA, FI Spread and CEF Income									
Segment operating Adjusted EBITDA	$ 215,158	$ 49,705	$ 165,453	$ 158,364	$ 35,907	$ 122,457	$ 198,262	$ 38,424	$ 159,838
Operating Adjusted EBITDA, FI Spread and CEF Income Adjustments:									
Fixed Income trading revenue	25,436	25,436	-	18,509	18,509	-	15,838	15,838	-
Committed Equity Facilities net income (loss)	-	8,761	(8,761)	-	7,535	(7,535)	-	(3,867)	3,867
Total Operating Adjusted EBITDA, FI Spread and CEF Income Adjustments	25,436	34,197	(8,761)	18,509	26,044	(7,535)	15,838	11,971	3,867
Operating Adjusted EBITDA, FI Spread and CEF Income	**$ 240,594**	**$ 83,902**	**$ 156,692**	**$ 176,873**	**$ 61,951**	**$ 114,922**	**$ 214,100**	**$ 50,395**	**$ 163,705**

B | RILEY Financial 83

Capital Markets segment by year – cont'd

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Capital Markets Segment Financial Information
(Unaudited, dollars in thousands)

	For The Twelve Months Ended September 30, 2023			For The Nine Months Ended September 30, 2023			For The Nine Months Ended September 30, 2022		
	Capital Markets Segment Total	B. Riley Securities	Capital Markets - Other	Capital Markets Segment Total	B. Riley Securities	Capital Markets - Other	Capital Markets Segment Total	B. Riley Securities	Capital Markets - Other
Revenues:									
Revenues - Services and fees	$ 253,288	$ 217,080	$ 36,208	$ 183,803	$ 156,024	$ 27,779	$ 223,448	$ 156,386	$ 67,062
Trading (losses) income and fair value adjustments on loans	21,996	10,736	11,260	81,111	30,336	50,775	(147,035)	(126,540)	(20,495)
Interest income - Loans and securities lending	284,049	148,795	135,254	222,115	121,312	100,803	178,879	56,199	122,680
Total Revenues	**$ 559,333**	**$ 376,611**	**$ 182,722**	**$ 487,029**	**$ 307,672**	**$ 179,357**	**$ 255,292**	**$ 86,045**	**$ 169,247**
Operating Revenue Adjustments:									
Trading loss (income) and fair value adjustments on loans	(21,996)	(10,736)	(11,260)	(81,111)	(30,336)	(50,775)	147,035	126,540	20,495
Total Operating Revenue Adjustments	(21,996)	(10,736)	(11,260)	(81,111)	(30,336)	(50,775)	147,035	126,540	20,495
Segment Operating Revenues	**$ 537,337**	**$ 365,875**	**$ 171,462**	**$ 405,918**	**$ 277,336**	**$ 128,582**	**$ 402,327**	**$ 212,585**	**$ 189,742**
Operating Revenue, FI Spread, and CEF Revenues									
Segment Operating Revenue	$ 537,337	$ 365,875	$ 171,462	$ 405,918	$ 277,336	$ 128,582	$ 402,327	$ 212,585	$ 189,742
Operating Revenue, FI Spread, and CEF Revenues Adjustments:									
Fixed Income trading revenue	25,436	25,436	-	18,509	18,509	-	15,838	15,838	-
Committed Equity Facilities (CEF) revenues	-	13,015	(13,015)	-	10,432	(10,432)	-	6,579	(6,579)
Total Operating Revenue, FI Spread, and CEF revenues Adjustments	25,436	38,451	(13,015)	18,509	28,941	(10,432)	15,838	22,417	(6,579)
Operating Revenue, FI Spread, and CEF revenues	**$ 562,773**	**$ 404,326**	**$ 158,447**	**$ 424,427**	**$ 306,277**	**$ 118,150**	**$ 418,165**	**$ 235,002**	**$ 183,163**

B | RILEY Financial 84

Capital Markets segment by year – cont'd

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Capital Markets Segment Financial Information
(Unaudited, dollars in thousands)

	For The Year Ended December 31, 2022			For The Year Ended December 31, 2021			For The Year Ended December 31, 2020		
	Capital Markets Segment Total	B. Riley Securities	Capital Markets - Other	Capital Markets Segment Total	B. Riley Securities	Capital Markets - Other	Capital Markets Segment Total	B. Riley Securities	Capital Markets - Other
Segment operating income (loss)	**$ 81,602**	**$ (53,105)**	**$ 134,707**	**$ 491,008**	**$ 424,446**	**$ 66,562**	**$ 232,370**	**$ 160,737**	**$ 71,633**
Dividend income	7,851	-	7,851	3,882	-	3,882	2,452	-	2,452
Realized and unrealized gains (losses) on investments	(247,540)	-	(247,540)	105,352	-	105,352	37,860	-	37,860
Segment income (loss) attributable to noncontrolling interests	3,126		3,126	849		849	-		-
Segment income (loss) after noncontrolling interests	**$ (161,213)**	**$ (53,105)**	**$ (108,108)**	**$ 599,393**	**$ 424,446**	**$ 174,947**	**$ 272,682**	**$ 160,737**	**$ 111,945**
EBITDA Adjustments:									
Share based payments	26,110	21,703	4,407	13,438	11,109	2,329	6,824	6,388	436
Depreciation and amortization	8,493	8,053	440	2,136	1,953	183	2,386	2,340	46
Restructuring charge	-	-	-	-	-	-	917	917	-
Transactions related costs and other	(2,493)	(7,050)	4,557	117	-	117	300	300	-
Total EBITDA Adjustments	32,110	22,706	9,404	15,691	13,062	2,629	10,427	9,945	482
Segment Adjusted EBITDA	**$ (129,103)**	**$ (30,399)**	**$ (98,704)**	**$ 615,084**	**$ 437,508**	**$ 177,576**	**$ 283,109**	**$ 170,682**	**$ 112,427**
Operating EBITDA Adjustments:									
Trading loss (income) and fair value adjustments on loans	$ 206,150	$ 146,140	$ 60,010	$ (212,922)	$ (205,823)	$ (7,099)	$ (55,873)	$ (68,842)	$ 12,969
Realized and unrealized gains (losses) on investments	247,540	-	247,540	(105,352)	-	(105,352)	(37,860)	-	(37,860)
Other investment related expenses	(69,531)	(63,519)	(6,012)	46,211	40,613	5,598	8,873	8,873	-
Total Operating EBITDA Adjustments	384,159	82,621	301,538	(272,063)	(165,210)	(106,853)	(84,860)	(59,969)	(24,891)
Segment operating Adjusted EBITDA	**$ 255,056**	**$ 52,222**	**$ 202,834**	**$ 343,021**	**$ 272,298**	**$ 70,723**	**$ 198,249**	**$ 110,713**	**$ 87,536**
Operating Adjusted EBITDA, FI Spread and CEF Income									
Segment operating Adjusted EBITDA	$ 255,056	$ 52,222	$ 202,834	$ 343,021	$ 272,298	$ 70,723	$ 198,249	$ 110,713	$ 87,536
Operating Adjusted EBITDA, FI Spread and CEF Income Adjustments:									
Fixed Income trading revenue	22,765	22,765	-	13,104	13,104	-	10,957	10,957	-
Committed Equity Facilities net income (loss)	-	(2,641)	2,641	-	1,285	(1,285)	-	-	-
Total Operating Adjusted EBITDA, FI Spread and CEF Income Adjustments	22,765	20,124	2,641	13,104	14,389	(1,285)	10,957	10,957	-
Operating Adjusted EBITDA, FI Spread and CEF Income	**$ 277,821**	**$ 72,346**	**$ 205,475**	**$ 356,125**	**$ 286,687**	**$ 69,438**	**$ 209,206**	**$ 121,670**	**$ 87,536**

B | RILEY Financial 85

Capital Markets segment by year – cont'd

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Capital Markets Segment Financial Information
(Unaudited, dollars in thousands)

	For The Year Ended December 31, 2022			For The Year Ended December 31, 2021			For The Year Ended December 31, 2020		
	Capital Markets Segment Total	B. Riley Securities	Capital Markets - Other	Capital Markets Segment Total	B. Riley Securities	Capital Markets - Other	Capital Markets Segment Total	B. Riley Securities	Capital Markets - Other
Revenues:									
Revenues - Services and fees	$ 292,933	$ 217,442	$ 75,491	$ 555,585	$ 502,589	$ 52,996	$ 318,714	$ 261,410	$ 57,304
Trading (losses) income and fair value adjustments on loans	(206,150)	(146,140)	(60,010)	212,922	205,823	7,099	55,873	68,842	(12,969)
Interest income - Loans and securities lending	240,813	83,682	157,131	122,723	70,523	52,200	102,499	57,973	44,526
Total Revenues	**$ 327,596**	**$ 154,984**	**$ 172,612**	**$ 891,230**	**$ 778,935**	**$ 112,295**	**$ 477,086**	**$ 388,225**	**$ 88,861**
Operating Revenue Adjustments:									
Trading loss (income) and fair value adjustments on loans	206,150	146,140	60,010	(212,922)	(205,823)	(7,099)	(55,873)	(68,842)	12,969
Total Operating Revenue Adjustments	206,150	146,140	60,010	(212,922)	(205,823)	(7,099)	(55,873)	(68,842)	12,969
Segment Operating Revenues	**$ 533,746**	**$ 301,124**	**$ 232,622**	**$ 678,308**	**$ 573,112**	**$ 105,196**	**$ 421,213**	**$ 319,383**	**$ 101,830**
Operating Revenue, FI Spread, and CEF Revenues									
Segment Operating Revenue	$ 533,746	$ 301,124	$ 232,622	$ 678,308	$ 573,112	$ 105,196	$ 421,213	$ 319,383	$ 101,830
Operating Revenue, FI Spread, and CEF Revenues Adjustments:									
Fixed Income trading revenue	22,765	22,765	-	13,104	13,104	-	10,957	10,957	-
Committed Equity Facilities (CEF) revenues	-	9,162	(9,162)	-	6,255	(6,255)	-	-	-
Total Operating Revenue, FI Spread, and CEF revenues Adjustments	22,765	31,927	(9,162)	13,104	19,359	(6,255)	10,957	10,957	-
Operating Revenue, FI Spread, and CEF revenues	**$ 556,511**	**$ 333,051**	**$ 223,460**	**$ 691,412**	**$ 592,471**	**$ 98,941**	**$ 432,170**	**$ 330,340**	**$ 101,830**

B | RILEY Financial 86

Wealth Management segment by year B. RILEY FINANCIAL, INC. AND SUBSIDIARIES Wealth Management Segment Financial Information ( U n a ud i t e d , do ll a r s i n t hou sa nd s ) F Y 12 / 31 / 2020 F Y 12 / 31 / 2021 F Y 12 / 31 / 2022 Y T D 9 / 30 / 2022 Y T D 9 / 30 / 2023 LT M 9 / 30 / 2023 $ 2,901 $ 15,934 $ ( 34 , 32 0) $ ( 26 , 90 6) $ 2,414 $ ( 5 , 00 0) S e g m e n t op e r a t i n g i n c o m e ( l o ss ) - 3,448 156 156 - - Segment income (loss) attributable to noncontrolling interests $ 2,901 $ 12,486 $ ( 34 , 47 6) $ ( 27 , 06 2) $ 2,414 $ ( 5 , 00 0) Segment income (loss) after noncontrolling interests EB I T D A A d j us t m en t s : 963 2,197 3,194 2,312 1,453 1,453 S ha r e base d pa y m en t s 1,880 8,920 5,488 4,402 3,243 4,329 D ep r ec i a t i o n an d a m o r t i za t i on - - 4,955 4,106 61 910 R es t r uc t u r i n g cha r ge 150 (1,506) 10,845 14,418 (939) (939) Transactions related costs and other 2,993 9,611 24,482 25,238 3,818 5,753 T o t a l EB I T D A A d j us t m en t s $ 5,894 $ 22,097 $ (9,994) $ (1,824) $ 6,232 $ 753 S e g m e n t A d j u s t e d E B I T D A Revenues: $ 72,345 $ 374,361 $ 230,735 $ 184,963 $ 146,660 $ 192,432 R e v enue s - S e r v i ce s an d f ees 804 7,623 3,522 3,077 2,235 2,680 Trading (losses) income and fair value adjustments on loans $ 73,149 $ 381,984 $ 234,257 $ 188,040 $ 148,895 $ 195,112 To t a l R eve nu es 87

Auction & Liquidation segment by year B. RILEY FINANCIAL, INC. AND SUBSIDIARIES Auction and Liquidation Segment Financial Information (Unaudited, dollars in thousands) F Y 12 / 31 / 2020 F Y 12 / 31 / 2021 F Y 12 / 31 / 2022 Y T D 9 / 30 / 2022 Y T D 9 / 30 / 2023 LT M 9 / 30 / 2023 $ 25,769 $ 8,054 $ 12,600 $ 228 $ 22,518 $ 34,890 S e g m e n t op e r a t i n g i n c o m e ( l o ss ) (765) (21) (542) (338) 168 (36) Segment income (loss) attributable to noncontrolling interests $ 26,534 $ 8,075 $ 13,142 $ 566 $ 22,350 $ 34,926 S e g m e n t i n c o m e ( l o ss ) a ft e r non c on t r o lli n g i n t e r es t s EB I T D A A d j us t m en t s : 867 1,057 1,280 963 768 1,085 S ha r e base d pa y m en t s 2 - - - - - Depreciation and amortization 140 - - - - - R es t r uc t u r i n g cha r ge 1,009 1,057 1,280 963 768 1,085 T o t a l EB I T D A A d j us t m en t s $ 27,543 $ 9,132 $ 14,422 $ 1,529 $ 23,118 $ 36,011 S e g m e n t A d j u s t e d E B I T D A Revenues: $ 63,101 $ 20,169 $ 12,581 $ 7,792 $ 26,817 $ 31,606 R e v enue s - S e r v i ce s an d f ees 25,663 53,348 56,928 2,550 67,009 121,387 R e v enue s - S a l e o f goods - - 4,587 3,976 - 611 Interest income - Loans and securities lending $ 88,764 $ 73,517 $ 74,096 $ 14,318 $ 93,826 $ 153,604 To t a l R eve nu es 88

Financial Consulting segment by year

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Financial Consulting Segment Financial Information
(Unaudited, dollars in thousands)

	LTM 9/30/2023	YTD 9/30/2023	YTD 9/30/2022	FY 12/31/2022	FY 12/31/2021	FY 12/31/2020	FY 12/31/2019
Segment operating income	**$ 27,016**	**$ 22,604**	**$ 11,900**	**$ 16,312**	**$ 16,894**	**$ 22,543**	**$ 17,814**
EBITDA Adjustments:							
Share based payments	3,371	2,343	3,030	4,058	2,954	2,022	1,285
Depreciation and amortization	340	269	234	305	356	347	252
Restructuring charge	-	-	-	-	-	500	-
Transactions related costs and other	842	534	-	308	-	-	-
Total EBITDA Adjustments	4,553	3,146	3,264	4,671	3,310	2,869	1,537
Segment Adjusted EBITDA	**$ 31,569**	**$ 25,750**	**$ 15,164**	**$ 20,983**	**$ 20,204**	**$ 25,412**	**$ 19,351**
Revenues:							
Revenues - Services and fees	$ 119,009	$ 93,582	$ 73,081	$ 98,508	$ 94,312	$ 91,622	$ 76,292
Total Revenues	**$ 119,009**	**$ 93,582**	**$ 73,081**	**$ 98,508**	**$ 94,312**	**$ 91,622**	**$ 76,292**

B | RILEY Financial 89

Communications segment by year

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Communications Segment Financial Information
(Unaudited, dollars in thousands)

	For The Twelve Months Ended September 30, 2023				For The Nine Months Ended September 30, 2023				For The Nine Months Ended September 30, 2022			
	Communications Segment Total	UOL/MJ	Marconi	Telecom (Lingo/Bullseye)	Communications Segment Total	UOL/MJ	Marconi	Telecom (Lingo/Bullseye)	Communications Segment Total	UOL/MJ	Marconi	Telecom (Lingo/Bullseye)
Segment operating income (loss)	$ 39,462	$ 22,264	$ 12,387	$ 4,811	$ 28,257	$ 16,875	$ 9,060	$ 2,322	$ 19,115	$ 18,656	$ 5,653	$ (5,194)
Segment income (loss) attributable to noncontrolling interests	(1,269)	-	-	(1,269)	(146)	-	-	(146)	(1,445)	-	-	(1,445)
Segment income (loss) after noncontrolling interests	$ 40,731	$ 22,264	$ 12,387	$ 6,080	$ 28,403	$ 16,875	$ 9,060	$ 2,468	$ 20,560	$ 18,656	$ 5,653	$ (3,749)
EBITDA Adjustments:												
Share based payments	701	659	42	-	553	511	42	-	401	396	5	-
Depreciation and amortization	26,141	9,934	2,405	13,802	19,775	7,450	1,882	10,443	12,799	7,481	1,902	3,416
Restructuring charge	548	-	(1)	549	402	-	-	402	3,910	-	3,018	892
Transactions related costs and other	552	200	-	352	83	(35)	-	118	2,676	604	-	2,072
Total EBITDA Adjustments	27,942	10,793	2,446	14,703	20,813	7,926	1,924	10,963	19,786	8,481	4,925	6,380
Segment Adjusted EBITDA	$ 68,673	$ 33,057	$ 14,833	$ 20,783	$ 49,216	$ 24,801	$ 10,984	$ 13,431	$ 40,346	$ 27,137	$ 10,578	$ 2,631
Revenues:												
Revenues - Services and fees	$ 336,286	$ 63,650	$ 43,905	$ 228,731	$ 250,523	$ 46,905	$ 32,304	$ 171,314	$ 142,366	$ 51,559	$ 37,088	$ 53,719
Revenues - Sale of goods	7,326	2,038	5,288	-	5,145	1,484	3,661	-	5,345	1,654	3,691	-
Total Revenues	$ 343,612	$ 65,688	$ 49,193	$ 228,731	$ 255,668	$ 48,389	$ 35,965	$ 171,314	$ 147,711	$ 53,213	$ 40,779	$ 53,719

B | RILEY Financial 90

Communications segment by year – cont'd

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Communications Segment Financial Information
(Unaudited, dollars in thousands)

	For The Year Ended December 31, 2022				For The Year Ended December 31, 2021			For The Year Ended December 31, 2020	
	Communications Segment Total	UOL/MJ	Marconi	Telecom (Lingo/Bullseye)	Communications Segment Total	UOL/MJ	Marconi	Communications Segment Total	UOL/MJ
Segment operating income (loss)	**$ 30,320**	**$ 24,045**	**$ 8,980**	**$ (2,705)**	**$ 27,158**	**$ 28,758**	**$ (1,600)**	**$ 33,360**	**$ 33,360**
Segment income (loss) attributable to noncontrolling interests	(2,568)	-	-	(2,568)	-	-	-	-	-
Segment income (loss) after noncontrolling interests	**$ 32,888**	**$ 24,045**	**$ 8,980**	**$ (137)**	**$ 27,158**	**$ 28,758**	**$ (1,600)**	**$ 33,360**	**$ 33,360**
EBITDA Adjustments:									
Share based payments	549	544	5	-	392	392	-	295	295
Depreciation and amortization	19,165	9,965	2,425	6,775	10,747	10,058	689	11,011	11,011
Restructuring charge	4,056	-	3,017	1,039	-	-	-	-	-
Transactions related costs and other	3,145	839	-	2,306	1,027	1,027	-	(246)	(246)
Total EBITDA Adjustments	26,915	11,348	5,447	10,120	12,166	11,477	689	11,060	11,060
Segment Adjusted EBITDA	**$ 59,803**	**$ 35,393**	**$ 14,427**	**$ 9,983**	**$ 39,324**	**$ 40,235**	**$ (911)**	**$ 44,420**	**$ 44,420**
Revenues:									
Revenues - Services and fees	$ 228,129	$ 68,304	$ 48,689	$ 111,136	$ 88,490	$ 76,062	$ 12,428	$ 83,666	$ 83,666
Revenues - Sale of goods	7,526	2,208	5,318	-	4,857	2,702	2,155	3,472	3,472
Total Revenues	**$ 235,655**	**$ 70,512**	**$ 54,007**	**$ 111,136**	**$ 93,347**	**$ 78,764**	**$ 14,583**	**$ 87,138**	**$ 87,138**

B | RILEY Financial 91

Consumer segment by year

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Consumer Segment Financial Information
(Unaudited, dollars in thousands)

	For The Twelve Months Ended September 30, 2023			For The Nine Months Ended September 30, 2023			For The Nine Months Ended September 30, 2022	
	Consumer Segment Total	Brands	Targus	Consumer Segment Total	Brands	Targus	Consumer Segment Total	Brands
Segment operating income (loss)	$ (17,964)	$ 13,978	$ (31,942)	$ (29,236)	$ 10,894	$ (40,130)	$ 10,590	$ 10,590
Dividend income	33,757	33,757	-	26,094	26,094	-	20,360	20,360
Realized and unrealized gains (losses) on investments	22,526	22,526	-	(7,940)	(7,940)	-	15,995	15,995
Segment income (loss) attributable to noncontrolling interests	2,821	2,821	-	2,201	2,201	-	2,133	2,133
Segment income (loss) after noncontrolling interests	$ 35,498	$ 67,440	$ (31,942)	$ (13,283)	$ 26,847	$ (40,130)	$ 44,812	$ 44,812
EBITDA Adjustments:								
Share based payments	33	-	33	(309)	-	(309)	-	-
Depreciation and amortization	10,644	692	9,952	8,110	326	7,784	1,745	1,745
Restructuring charge	486	-	486	486	-	486	-	-
Impairment of goodwill and tradenames	35,500	-	35,500	35,500	-	35,500	-	-
Total EBITDA Adjustments	46,663	692	45,971	43,787	326	43,461	1,745	1,745
Segment Adjusted EBITDA	$ 82,161	$ 68,132	$ 14,029	$ 30,504	$ 27,173	$ 3,331	$ 46,557	$ 46,557
Revenues:								
Revenues - Services and fees	$ 17,840	$ 17,840	$ -	$ 13,654	$ 13,654	$ -	$ 14,754	$ 14,754
Revenues - Sale of goods	256,977	-	256,977	179,156	-	179,156	-	-
Total Revenues	$ 274,817	$ 17,840	$ 256,977	$ 192,810	$ 13,654	$ 179,156	$ 14,754	$ 14,754

B | RILEY Financial 92

Consumer segment by year – cont'd

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES
Consumer Segment Financial Information
(Unaudited, dollars in thousands)

	For The Year Ended December 31, 2022			For The Year Ended December 31, 2021		For The Year Ended December 31, 2020	
	Consumer Segment Total	Brands	Targus	Consumer Segment Total	Brands	Consumer Segment Total	Brands
Segment operating income (loss)	**$ 21,862**	**$ 13,674**	**$ 8,188**	**$ 14,385**	**$ 14,385**	**$ (1,789)**	**$ (1,789)**
Dividend income	28,023	28,023	-	15,850	15,850	18,711	18,711
Realized and unrealized gains (losses) on investments	46,461	46,461	-	61,051	61,051	9,481	9,481
Segment income (loss) attributable to noncontrolling interests	2,753	2,753	-	2,774	2,774	(366)	(366)
Segment income (loss) after noncontrolling interests	**$ 93,593**	**$ 85,405**	**$ 8,188**	**$ 88,512**	**$ 88,512**	**$ 26,769**	**$ 26,769**
EBITDA Adjustments:							
Share based payments	342	-	342	-	-	-	-
Depreciation and amortization	4,279	2,111	2,168	2,745	2,745	2,858	2,858
Restructuring charge	-	-	-	-	-	-	-
Impairment of goodwill and tradenames	-	-	-	-	-	12,500	12,500
Total EBITDA Adjustments	4,621	2,111	2,510	2,745	2,745	15,358	15,358
Segment Adjusted EBITDA	**$ 98,214**	**$ 87,516**	**$ 10,698**	**$ 91,257**	**$ 91,257**	**$ 42,127**	**$ 42,127**
Revenues:							
Revenues - Services and fees	$ 18,940	$ 18,940	$ -	$ 20,308	$ 20,308	$ 16,458	$ 16,458
Revenues - Sale of goods	77,821	-	77,821	-	-	-	-
Total Revenues	**$ 96,761**	**$ 18,940**	**$ 77,821**	**$ 20,308**	**$ 20,308**	**$ 16,458**	**$ 16,458**

B | RILEY Financial 93

RILY Debt

	(9/30/23, ($MM))	Book Value	% Interest	Maturity
Senior Notes	6.75% 2024 Notes	140.2	6.750%	5/31/2024
	6.375% 2025 Notes	145.7	6.375%	2/28/2025
	5.5% 2026 Notes	215.9	5.500%	3/31/2026
	6.50% 2026 Notes	180.4	6.500%	9/30/2026
	5.00% 2026 Notes	321.4	5.000%	12/31/2026
	6.0% 2028 Notes	263.7	6.000%	1/31/2028
	5.25% 2028 Notes	399.9	5.250%	8/31/2028
Senior Debt	Nomura Term Loan	477.8[1]	SOFR + 6.000%	6/23/2025
	Nomura Revolver	0.0	SOFR + 6.000%	6/23/2025
Subsidiary Debt	BOC Term Loan (UOL/MJ/Marconi)	50.9	SOFR + 3.000%	6/23/2027
	BOC Term Loan (Lingo/Bullseye)	67.6	SOFR + 3.500%	8/16/2027
	PNC Term Loan (Targus)	22.0	SOFR + 3.750%	10/18/2027
	PNC Revolver (Targus)	57.2	SOFR + 2.372%	10/18/2027
	FocalPoint Seller Financing	11.7	5.100%	1/20/2025
	Lingo Communication Seller Notes	7.0		
	Other Notes Payable	2.6		9/13/2026
	Total Debt	2,363.9		
Preferred	RILYP Preferred	69.3	6.875%	
	RILYL Preferred	42.8	7.375%	
	Total Preferred	112.1		
	Total Debt + Preferred	2,476.0		
	Cash and Cash Equivalents	252.3		
	Net Debt + Preferred	2,223.7		

(1) Nomura Term Loan principal balance is $496.9MM as of 9/30/23 ($477.8MM + unamortized debt issuance costs of $19.1MM). Cash balance within the borrowing base is $103.0MM as of 11/30/23. Term Loan principal net of cash within the borrowing base is $393.9MM as of 11/30/23.

B | RILEY Financial 94

13 CASE STUDIES (BRS AND BRPI)

Case Study: bebe stores, inc. (OTC: BEBE)

bebe

January 2018
$16.9MM

Conversion of Bridge Loan to Equity

November 2020
$7.5MM

Purchase of Primary Shares

October 2023
$18.5MM

Block Purchase from Founder and CEO

Description

- bebe stores inc. ("bebe") is publicly traded with primary assets consisting of 50% interest in the licensing rights of the bebe brand, 30% interest in the licensing rights of the Brookstone brand, and 100% interest in 64 Buddy's Home Furnishings ("BHF") franchises.
- bebe holds significant tax assets including over $300MM of Federal and State Net Operating Losses ("NOL").

Investment Thesis

- Various B. Riley divisions restructured bebe in 2017 and avoided a bankruptcy by selling non-core assets, liquidating 142 retail locations, providing a $35MM bridge loan, and selling a 50% stake in the bebe brand to Bluestar Alliance to operate the brand as a licensing model.
- The new corporate platform became a platform to aggregate high FCF targets and drive a dividend boosted by an intact NOL.

Platform Growth

- In 2017 approximately half of the bridge loan was repaid using proceeds from the restructuring. In January 2018 B. Riley converted the remaining $17MM of bridge loan into equity at $6/share.
- In October 2018, bebe purchased a 29% interest in Brookstone for $20.6MM, a deal sourced by B. Riley.
- In November 2020, bebe purchased 47 BHF locations from Franchise Group. B. Riley sourced the deal and helped fund $7.5MM of the purchase price via a 1.5MM primary share purchase at $5.00/share.
- In 2021 and 2022, bebe opportunistically purchased additional BHF locations from Franchise Group and from other franchisees.
- In October 2023, B. Riley purchased 3.7MM shares from Founder and CEO Manny Mashouf in a block trade for $5.00 per share.

Investment Highlights

- Since investment, bebe's cost structure has improved through corporate cost-sharing arrangements and down-listing the stock to OTC.
- bebe's brand licensing businesses have generated approximately $11MM per year in cash flow to bebe (before corporate expenses) over the past three years. These royalties are historically stable and supported by contractually-obligated minimum payments from licensees.
- The BHF segment performed exceptionally well in 2021 but suffered during the following roll-off of stimulus funds and higher inflation in 2022 and 2023. bebe continues to focus on operations with a target of $6MM normalized EBITDA before corporate expenses.

B | RILEY Financial 96

● In November 2021, Franchise Group purchased W.S. Badcock Corp (“Badcock”) ● This transaction resulted in B. Riley having the opportunity to purchase the entire portfolio of Badcock’s receivables at an attractive price ● Badcock’s receivables portfolio at the time totaled $534.1MM of unsecured consumer receivables, comprising $485MM in revolving credit, $45MM in equal payment plans, and $5MM in late fees o These receivables incur finance, credit insurance, and other charges, which on an annualized basis yield ~22% of the portfolio balance. ● B. Riley purchased the $534.1MM of receivables for $400MM (~75% of face value) o B. Riley recycled cash flow from the portfolio to purchase an additional $148.1MM in face value of newly originated receivables for $131.0MM (~88% of face value) ● As of November 30, 2023, the portfolio has returned $458MM of cash vs. $400MM of capital deployed, and we expect a total IRR of 26.2% ● Subsequent to the initial purchase, and armed with the knowledge of the owned portfolio, B. Riley purchased an additional $448.1MM of receivables for $377.4MM (~84% of face value) in four transactions from Q4 2022 - Q1 2023. Given the performance of the first portfolio, B. Riley was able to finance the vast majority of this transaction on a non - recourse basis. ● This leveraged receivable pool was sold back to FRG in Q3 2023 as part of FRG’s broader take - private; prior to the sale, this pool had returned $232MM, primarily used to reduce debt with a small equity return of capital. o At the time of sale, the ultimate expected levered IRR was over 50% ● B. Riley now holds a $41.9MM note payable (1) with terms intended to mirror the return that B. Riley would have received from the portfolio had the sale not occurred (1) As of 11/30/23 Case Study: Badcock Receivables 97

Case Study: Alta Equipment Group Inc. (NYSE: ALTG)

February 2020	February 2020 $35,000,000	February 2020 $155,000,000	December 2020 $30,000,000
B. Riley Principal Merger Corp. consummated a business combination with Alta Equipment Group	B. Riley Principal Merger Corp. / Alta Equipment Group	B. Riley Principal Merger Corp. / Alta Equipment Group	Alta Equipment Group
Capital Markets Advisor	PIPE Placement Agent	Term Loan Arranger	Series A Perpetual Preferred Stock Lead Bookrunner

Company Snapshot/ Situation Overview

- Alta Equipment Group Inc. ("Alta" or the "Company") owns and operates one of the largest integrated equipment dealership platforms in the North America
- Through its branch network, the Company sells, rents, and provides parts and service support for several categories of specialized equipment
- At closing, Alta used proceeds from the business combination to acquire simultaneously the Volvo heavy equipment dealer in Florida and Hyster-Yale lift truck dealer in up-state New York, significantly expanding the Company's footprint and scale

Transaction Highlights

- With the proceeds from the combination and continued access to the public capital markets, Alta management accelerated its existing territory acquisition strategy and entered new equipment end markets
- At the time of the combination announcement, Alta had estimated pro forma 2019E revenue and Adj. EBITDA of $900MM[1] and $94MM[1], respectively
- In the LTM period ended 9/30/2023, Alta had revenue and Adj. EBITDA of ~$1.8B and ~$184MM, respectively
  - Dramatic growth has been driven by management's consistent execution of Alta's organic and M&A-driven growth strategies, enabled by public capital

B. Riley Securities' Role

- Leveraging the breadth of its platform, B. Riley offered and continues to provide Alta with wholistic capital solutions
- Through multiple transactions led by B. Riley, Alta received gross equity and debt proceeds of ~$195MM and ~$155MM, respectively, at closing
  - Included ~$130MM (~89%) retained from BRPM trust following a 4-week public roadshow led by B. Riley involving 80+ one-on-one meetings
  - In parallel to the BRPM combination, B. Riley also led a $35MM PIPE investment in the Company's common stock
  - Following the BRPM combination, B. Riley led a $30MM preferred stock offering, providing Alta with capital to opportunistically pursue its acquisition strategy

Information presented for illustration purposes only and does not represent a recommendation, solicitation or offer to buy or sell any security.
Past performance is not indicative of future performance.
(1) Source: Investor Presentation filed with the SEC on December 12, 2019

B. RILEY Financial 98

● Celsius Holdings, Inc. (“Celsius” or the “Company”) is a fast - growing leader in the functional energy drink and liquid supplement categories in the United States and internationally ● The Company offers differentiated products that provide clinically proven and innovative formulas meant to change the lives of its consumers for the better ● The equity offering also provided partial financing for the acquisition of Func Food, a wellness company and Celsius’ distribution partner in the Nordic region Company Snapshot / Situation Overview Transaction Highlights ● The transactions jump - started the Company’s dramatic growth ramp o At the time of the transactions, LTM revenue was $65.7MM (1) , compared to $1.15B LTM revenue as of 9/30/23 ● Proceeds from the B. Riley Securities - led follow - on offering provided the financial flexibility for Celsius to focus on growth, market opportunities, and operational efficiencies ● The offering gave the Company a chance to significantly expand its institutional sponsorship with dedicated small cap investors ● B. Riley’s Discovery group served as the original impetus to the relationship being the first sell - side firm to pick up research on the name 5 - Y ear S t oc k P r i c e P e r f o r m a n c e (2) September 2019 $28,750,000 Follow - On Offering Sole Bookrunner October 2019 $27,060,000 Buy - Side Advisor has acqu i r ed Information presented for illustration purposes only and does not represent a recommendation, solicitation or offer to buy or sell any security. Past performance is not indicative of future performance. (1) Sources: Celsius’ SEC filings (2) Reflects the Company’s three - for - one forward stock split, effected on November 13, 2023 $ 0 . 00 $ 1 0 . 00 $ 2 0 . 00 $ 3 0 . 00 $ 4 0 . 00 $50 . 00 $ 6 0 . 00 $ 7 0 . 00 $80.00 Announced/Completed Transactions Dividends/Splits 99 12/27/18 Announced $6.5MM investment from Charmnew Ltd (Li Ka Shing) 10/24/19 Closed Func Food acquisition 9/11/19 Completed ~$29MM Follow - On Entered into agreement to acquire FUNC Food Group Oyj 11/15/23 Enacted 3:1 Forward Stock - Split Case Study: Celsius Holdings, Inc. (Nasdaq: CELH)